                                                                   EXHIBIT 10.12



================================================================================



                      MASTER LOAN AND SECURITY AGREEMENT



                         _____________________________


                        DATED AS OF SEPTEMBER 30, 1997


                        ______________________________



                   FRANCHISE MORTGAGE ACCEPTANCE COMPANY LLC
                                  AS BORROWER

                                      AND

                       MORGAN STANLEY ASSET FUNDING INC.
                                   AS LENDER



================================================================================

                               TABLE OF CONTENTS

RECITALS                                                                      1

SECTION 1.  DEFINITIONS AND ACCOUNTING MATTERS                                1

 1.01  CERTAIN DEFINED TERMS                                                  1

 1.02  ACCOUNTING TERMS AND DETERMINATIONS                                   11

SECTION 2.  LOANS, NOTE AND PREPAYMENTS                                      11

 2.01  LOANS                                                                 11

 2.02  NOTES                                                                 12

 2.03  PROCEDURE FOR BORROWING                                               12

 2.04  LIMITATION ON TYPES OF LOANS; ILLEGALITY                              13

 2.05  REPAYMENT OF LOANS; INTEREST                                          13

 2.06  MANDATORY PREPAYMENTS OR PLEDGE                                       14

 2.07  EXTENSION OF TERMINATION DATE                                         14

 2.08  RELEASE OF EXCESS COLLATERAL                                          14

 2.09  RELEASE OF COLLATERAL UPON PREPAYMENT                                 15

SECTION 3.  PAYMENTS; COMPUTATIONS; ETC.                                     15

 3.01  PAYMENTS                                                              15

 3.02  COMPUTATIONS                                                          16

 3.03  U.S. TAXES                                                            16

SECTION 4.  COLLATERAL SECURITY                                              17

 4.01  COLLATERAL; SECURITY INTEREST                                         17

 4.02  FURTHER DOCUMENTATION                                                 18

 4.03  CHANGES IN LOCATIONS, NAME, ETC.                                      18

 4.04  LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT                              18

 4.05  PERFORMANCE BY LENDER OF BORROWER'S OBLIGATIONS                       19

 4.06  PROCEEDS                                                              19

 4.07  REMEDIES                                                              20

 4.08  LIMITATION ON DUTIES REGARDING PRESERVATION OF COLLATERAL             21

 4.09  POWERS COUPLED WITH AN INTEREST                                       21

 4.10  RELEASE OF SECURITY INTEREST                                          21

SECTION 5.  CONDITIONS PRECEDENT                                             21

 5.01  INITIAL LOAN                                                          21

 5.02  INITIAL AND SUBSEQUENT LOANS                                          22

SECTION 6.  REPRESENTATIONS AND WARRANTIES                                   23

 6.01  EXISTENCE                                                             23

 6.02  LITIGATION                                                            23

 6.03  NO BREACH                                                             23

 6.04  ACTION                                                                24

 6.05  APPROVALS                                                             24

 6.06  MARGIN REGULATIONS                                                    24

 6.07  TAXES                                                                 24

 6.08  INVESTMENT COMPANY ACT                                                24

 6.09  COLLATERAL; COLLATERAL SECURITY                                       24

 6.10  CHIEF EXECUTIVE OFFICE                                                25

 6.11  LOCATION OF BOOKS AND RECORDS                                         25

 6.12  HEDGING                                                               25

 6.13  TRUE AND COMPLETE DISCLOSURE                                          25

 6.14  ERISA                                                                 25

 6.15  TANGIBLE NET WORTH                                                    26

SECTION 7.  COVENANTS OF THE BORROWER                                        26

 7.01  FINANCIAL STATEMENTS                                                  26

 7.02  LITIGATION                                                            27

 7.03  EXISTENCE, ETC.                                                       28

 7.04  PROHIBITION OF FUNDAMENTAL CHANGES                                    28

 7.05  BORROWING BASE DEFICIENCY                                             28

 7.06  NOTICES                                                               28

 7.07  HEDGING                                                               29

 7.08  REPORTS                                                               29

 7.09  UNDERWRITING GUIDELINES                                               29

 7.10  TRANSACTIONS WITH AFFILIATES                                          29

 7.11  LIMITATION ON LIENS                                                   29

 7.12  LIMITATION ON DISTRIBUTIONS                                           30

 7.13  MAINTENANCE OF PROFITABILITY                                          30

 7.14  SERVICING TAPE                                                        30

 7.15  CONTINUING REPRESENTATIONS                                            30

 7.16  MAINTENANCE OF TANGIBLE NET WORTH                                     30

 7.17  MAINTENANCE OF RATIO OF TOTAL INDEBTEDNESS TO TANGIBLE NET WORTH      30

SECTION 8.  EVENTS OF DEFAULT                                                30

SECTION 9.  REMEDIES UPON DEFAULT                                            32

SECTION 10.  NO DUTY OF LENDER                                               33

SECTION 11.  MISCELLANEOUS                                                   33

 11.01  WAIVER                                                               33

 11.02  NOTICES                                                              33

 11.03  INDEMNIFICATION AND EXPENSES                                         33

 11.04  AMENDMENTS                                                           34

 11.05  SUCCESSORS AND ASSIGNS                                               34

 11.06  SURVIVAL                                                             34

 11.07  CAPTIONS                                                             34

 11.08  COUNTERPARTS                                                         34

 11.09  LOAN AGREEMENT CONSTITUTES SECURITY AGREEMENT; GOVERNING LAW         35

 11.10  SUBMISSION TO JURISDICTION; WAIVERS                                  35

 11.11  WAIVER OF JURY TRIAL                                                 35

 11.12  ACKNOWLEDGMENTS                                                      35

 11.13  HYPOTHECATION OR PLEDGE OF LOANS                                     36

 11.14  SERVICING                                                            36

 11.15  PERIODIC DUE DILIGENCE REVIEW                                        37

   SCHEDULES
   ---------
     SCHEDULE 1  Representations and Warranties re: Mortgage Loans
     SCHEDULE 2  Filing Jurisdictions and Offices
     SCHEDULE 3  List of Approved Concepts as of the Effective Date

   EXHIBITS
   --------
     EXHIBIT A   Form of Promissory Note
     EXHIBIT B   Form of Custodial Agreement
     EXHIBIT C   Form of Opinion of Counsel to Borrower
     EXHIBIT D   Form of Request for Borrowing
     EXHIBIT E-1 Form of Borrower's Release Letter
     EXHIBIT E-2 Form of Warehouse Lender's Release Letter
     EXHIBIT F   Underwriting Guidelines
     EXHIBIT G   Summary Credit File
     EXHIBIT H   [RESERVED]
     EXHIBIT I   Form of Summary Credit File Review Confirmation
     EXHIBIT J   Form of Bailee Agreement
     EXHIBIT K   Description of Merger
     EXHIBIT L   Request for Release - Overcollateralization

                      MASTER LOAN AND SECURITY AGREEMENT

          MASTER LOAN AND SECURITY AGREEMENT, dated as of September 30, 1997, between FRANCHISE MORTGAGE ACCEPTANCE COMPANY LLC, a California limited liability company (the "Borrower"), and MORGAN STANLEY ASSET FUNDING INC., a
                        --------
Delaware corporation (the "Lender").
                           ------

                                   RECITALS

          The Borrower has requested that the Lender from time to time make revolving credit loans to it to finance certain mortgage loans secured by gasoline and convenience stores, quick service restaurants, golf courses and certain other asset classes acceptable to Lender owned by the Borrower, and the Lender is prepared to make such loans upon the terms and conditions hereof. Accordingly, the parties hereto agree as follows:

          Section 1.  Definitions and Accounting Matters.
                      ----------------------------------

          1.01  Certain Defined Terms.  As used herein, the following terms
                ---------------------
shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Loan Agreement in the singular to have the same meanings when used in the plural and vice versa):
                                     ---- -----

          "Affiliate" shall mean any "affiliate" as such term is defined in the
           ---------
United States Bankruptcy Code in effect from time to time.

          "Applicable Collateral Percentage" shall mean (a) with respect to C-
           --------------------------------
Store Mortgage Loans and with respect to Q-Store Mortgage Loans, 95% (b) with respect to Golf Course Loans, 87.5%, and (c) with respect to Other Asset-Backed Mortgage Loans and STARS/DEVCO Mortgage Loans, such percentage as determined by the Lender in its sole discretion.

          "Applicable Margin" shall mean:
           -----------------

          (a) with respect to Loans that are Tranche A Loans, Tranche B Loans and Tranche C Loans, respectively, the applicable rate per annum set forth below for each day that such Loans shall be secured as provided in clause (b) below:

          Tranche A Loans..................   0.95%
          Tranche B Loans..................   1.10%
          Tranche C Loans..................   1.55%

          (b) In determining at any time to what extent Loans are Tranche A Loans, Tranche B Loans or Tranche C Loans, (i) the Collateral Value of all Q-Store Mortgage Loans shall first be taken into account to determine the amount of Tranche A Loans, (ii) the Collateral Value of C-Store Mortgage Loans shall then be taken into account to determine the amount of Tranche B Loans and (iii) the Collateral Value of Golf Course Loans shall then be taken into account to determine the amount of Tranche C Loans. All Loans shall be either Tranche A Loans, Tranche B Loans or Tranche C Loans.

          "Approved Concept" shall mean any concept approved in writing by the
           ----------------
Lender.  A list of Approved Concepts as of the Effective Date is attached as
Schedule 3 hereto.

          "Assignment of Mortgage" shall mean, with respect to any Mortgage, an
           ----------------------
assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the assignment and pledge of the Mortgage to the Lender.

          "Bailee Agreement" shall mean a Bailee Agreement, among the Borrower,
           ----------------
the Lender and a Settlement Agreement, substantially in the form of Exhibit J as
                                                                    ---------
the same shall be modified and supplemented and in effect from time to time.

          "Bankruptcy Code" shall mean the United States Bankruptcy Code of
           ---------------
1978, as amended from time to time.

          "Borrower" shall have the meaning provided in the heading hereof.
           --------

          "Borrower's Release Letter" shall have the meaning provided in Section
           -------------------------
5.01 hereof.

          "Borrowing Base" shall mean the aggregate Collateral Value of all
           --------------
Eligible Mortgage Loans.

          "Borrowing Base Deficiency" shall have the meaning provided in Section
           -------------------------
2.06 hereof.

          "Borrowing Request" shall have the meaning provided in Section 2.03(a)
           -----------------
hereof.

          "Business Day" shall mean any day other than (i) a Saturday or Sunday
           ------------
or (ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York or the Custodian is authorized or obligated by law or executive order to be closed.

          "Capital Expenditures" shall mean, as to any Person for any period,
           --------------------
the aggregate amount paid or accrued by such Person and its Affiliates for the rental, lease, purchase (including by way of the acquisition of securities of any Person), construction or use of any Property during such period, the value or cost of which, in accordance with GAAP, would appear on such Person's consolidated balance sheet in the category of property, plant or equipment at the end of such period.

          "Capital Lease Obligations" shall mean, for any Person, all
           -------------------------
obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Loan Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from
           ----
time to time.

          "Collateral" shall have the meaning provided in Section 4.01(b)
           ----------
hereof.

          "Collateral Value" shall mean (a) with respect to each Eligible
           ----------------
Mortgage Loan (other than Golf Course Loans), the Applicable Collateral Percentage of the lesser of (i) the Market Value of such Mortgage Loan and (ii) the outstanding principal balance of such Mortgage Loan and (b) with respect to each Golf Course Loan, the lesser of (i) the Applicable Collateral Percentage of such Golf Course Loan multiplied by the Market Value of such Golf Course Loan and (ii) 95% of the outstanding principal balance of such Golf Course Loan and
(c) with respect to each Other Asset-Backed Mortgage Loan and STARS/DEVCO Mortgage Loan, the Applicable Collateral Percentage determined by Lender in its sole discretion, multiplied by the Market Value of such Other Asset-Backed Mortgage Loan or STARS/DEVCO Mortgage Loan, as the case may be; provided that,

          (i) the Collateral Value shall be deemed to be zero with respect to each Mortgage Loan (1) in respect of which there is a breach of a representation and warranty set forth on Schedule 1 (assuming each representation and warranty is made as of the date Collateral Value is determined), (2) in respect of which there is a delinquency in the payment of principal and/or interest which continues for a period in excess of fifty nine (59) calendar days (without regard to any applicable grace periods), (3) which has been released from the possession of the Custodian under the Custodial Agreement to the Borrower for a period in excess of 14 days, (4) which is an Eligible Mortgage Loan that is a Wet-Ink Mortgage Loan and for which the Custodian has failed to receive the related Mortgage Loan Documents by the fifth Business Day following the applicable Funding Date (unless extended in writing by the Lender (in its sole discretion) if the Borrower so requests), or (5) other than a STARS/DEVCO Mortgage Loan which has been pledged to the Lender to secure a Committed Loan and which remains pledged to the Lender hereunder later than 270 days after the date on which it is first included in the Collateral; provided, however, that notwithstanding anything contained in this subclause (5) to the contrary, up to 25% of the aggregate Collateral Value of all Mortgage Loans that are not STARS/DEVCO Mortgage Loans may remain pledged to the Lender hereunder later than 270 days, but not later than 364 days after the date on which each such Mortgage Loan is first included in the Collateral if the Borrower and Lender mutually agree that Mortgagor concentration issues related to such Mortgage Loans will adversely affect efficient securitization pricing based upon rating agency requirements regarding individual Mortgagor concentration; and

          (ii) subject to clause (i)(2) above, the aggregate principal amount outstanding under the Loans secured by Eligible Mortgage Loans that are delinquent for 30 or more days at any one time may not exceed 2% of the aggregate principal amount of all Loans outstanding;

          (iii) the aggregate Collateral Value of Mortgage Loans that are Wet-Ink Mortgage Loans may not exceed 10% of the Maximum Credit;

          (iv) if the aggregate principal amount of Loans outstanding equals $50,000,000 or more, then the aggregate Collateral Value of Space Lease Mortgage Loans may not exceed 30% of the aggregate principal amount of all Loans outstanding.

          "Committed Loan" shall have the meaning assigned thereto in Section
           --------------
2.01(a) hereof.

          "Consent Date" shall have the meaning provided in Section 2.07 hereof.
           ------------

          "C-Store Mortgage Loans" shall mean Mortgage Loans secured by gasoline
           ----------------------
stations and convenience stores.

          "Custodial Agreement" shall mean the Custodial Agreement, dated as of
           -------------------
September 30, 1997, among the Borrower, the Custodian and the Lender, substantially in the form of Exhibit B hereto, as the same shall be modified and
                             ---------
supplemented and in effect from time to time.

          "Custodian" shall mean U.S. Bank National Association doing business
           ---------
as First Bank National Association, as custodian under the Custodial Agreement, and its successors and permitted assigns thereunder.

          "Default" shall mean an Event of Default or an event that with notice
           -------
or lapse of time or both would become an Event of Default.

          "Dollars" and "$" shall mean lawful money of the United States of
           -------       -
America.

          "Due Diligence Review" shall mean the performance by the Lender of any
           --------------------
or all of the reviews permitted under Section 11.15 hereof with respect to any or all of the Mortgage Loans, as desired by the Lender from time to time.

          "Effective Date" shall mean the date upon which the conditions
           --------------
precedent set forth in Section 5.01 shall have been satisfied.

          "Eligible Mortgage Loan" shall mean a C-Store Mortgage Loan, a Q-Store
           ----------------------
Mortgage Loan or a Golf Course Loan which meets the Underwriting Guidelines (other than with respect to Mortgage Loans expressly excluded from the definition of STARS/DEVCO Mortgage Loans pursuant to clause (i) thereof which do not meet the Underwriting Guidelines for standard non-STARS/DEVCO Mortgage Loans, but which are nevertheless included in the definition of Eligible Mortgage Loans hereof) and as to which the representations and warranties in
Section 6.10 and Schedule 1 hereof are correct in all material respects except as otherwise approved in writing by the Lender.

          "Energy-Related Mortgage Loan" shall mean (i) a C-Store Mortgage Loan
           ----------------------------
or (ii) any other Mortgage Loan secured by property on which petroleum products or fractions thereof, and similar products used for lubrication or the recovery of energy content, are used, handled, kept or stored on a regular basis.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as amended from time to time.

          "ERISA Affiliate" shall mean any corporation or trade or business that
           ---------------
is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which the Borrower is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which the Borrower is a member.

          "Eurodollar Rate" shall mean, with respect to each day a Loan is
           ---------------
outstanding (or if such day is not a Business Day, the next succeeding Business
Day), the rate per annum equal to the rate appearing at page 5 of the average Telerate Screen as one-month LIBOR on such date, and if such rate shall not be so quoted, the average rate per annum at which three mutually acceptable banks are offered Dollar deposits at or about 10:00 A.M., New York City time, on such date by prime banks in the interbank eurodollar market where the eurodollar and foreign currency exchange operations in respect of its Loans are then being conducted for delivery on such day for a period of 30 days and in an amount comparable to the amount of the Loans to be outstanding on such day.

          "Event of Default" shall have the meaning provided in Section 8
           ----------------
hereof.

          "Federal Funds Rate" shall mean, for any day, the weighted average of
           ------------------
the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Lender from three federal funds brokers of recognized standing selected by it.

          "Fixed Charge Coverage Ratio" means with respect to any Eligible
           ---------------------------
Mortgage Loan, as of any date of determination and for any period, the applicable "Fixed Charge Coverage Ratio" determined in accordance with, and defined in, the Underwriting Guidelines.

          "Funding Date" shall mean the date on which a Loan is made hereunder.
           ------------

          "GAAP" shall mean generally accepted accounting principles as in
           ----
effect from time to time in the United States.

          "Golf Course Loans" shall mean Mortgage Loans secured by golf courses.
           -----------------

          "Governmental Authority" shall mean any nation or government, any
           ----------------------
state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over the Borrower, any of its Subsidiaries or any of its properties.

          "Ground Lease" means a ground lease for all or any portion of the
           ------------
parcel of real property comprising the Mortgaged Property, the lessee's interest in which is held by the Mortgagor of the related Mortgage Loan.

          "Guarantee" shall mean, as to any Person, any obligation of such
           ---------
Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise); provided that the term "Guarantee" shall not include (i) endorsements for collection or deposit in the ordinary course of business, or (ii) obligations to make servicing advances for delinquent taxes and insurance or other obligations in respect of a Mortgaged Property, to the extent required by the Lender. The amount of any Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The terms "Guarantee" and "Guaranteed" used as verbs shall have
                   ---------       ----------
correlative meanings.

          "Hazardous Material" shall means (a) those substances included within
           ------------------
the definitions of any one or more of the terms "contaminants," "pollutants," "hazardous substances," "hazardous materials" and "toxic substances" in CERCLA, RCRA, and the Hazardous Materials Transportation Act, as amended, 49 U.S.C.
(S)(S) 1801 et seq., and in the regulations promulgated pursuant thereto; (b) those substances listed in the United States Department of Transportation Table (49 CFR (S)(S) 172. 101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) (40 CFR (S) 302 and amendments thereto) as hazardous substances; (c) such other substances, materials and wastes that are or become regulated under applicable local, state or federal laws or regulations, or that are classified as hazardous or toxic under federal, state or local laws or regulations; and (d) any materials, wastes or substances that are (i) petroleum, (ii) polychlorinated biphenyl, (iii) within the definition of "hazardous substance" set forth in Section 311 of the Clean Water Act, (33 U.S.C. (S) 1321) or designated as "toxic pollutants" subject to Chapter 26 of the Clean Water Act pursuant to

Section 307 to the Clean Water Act (33 U.S.C. (S)(S) 1317), (iv) inflammable substances or explosives, or (v) radioactive materials.

          "Indebtedness" shall mean, for any Person:  (a) obligations created,
           ------------
issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; (f) obligations of such Person under repurchase agreements or like arrangements; (g) Indebtedness of others Guaranteed by such Person; (h) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; and (i) Indebtedness of general partnerships of which such Person is a general partner.

          "Interest Rate Protection Agreement" shall mean, with respect to any
           ----------------------------------
or all of the Mortgage Loans, any short sale of US Treasury Security, or futures contract, or mortgage related security, or Eurodollar futures contract, or options related contract, or interest rate swap, cap or collar agreement or similar arrangements providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by the Borrower.

          "Lease Against Improvements" shall mean a space lease for all or any
           --------------------------
portion of real property comprising the Mortgaged Property, the lessee's interest in which is held by the Mortgagor of the related Mortgage Loan.

          "Leasehold Mortgage Loan" shall mean a mortgage loan secured by a
           -----------------------
Lease Against Improvements or Ground Lease.

          "Lender" shall have the meaning provided in the heading hereto.
           ------

          "Lien" shall mean any mortgage, lien, pledge, charge, security
           ----
interest or similar encumbrance.

          "Loan" shall mean any Committed Loan or Uncommitted Loan, as
           ----
applicable, and collectively "Loans" shall mean the sum of all Committed Loans
                              -----
and Uncommitted Loans.

          "Loan Agreement" shall mean this Master Loan and Security Agreement,
           --------------
as the same may be amended, supplemented or otherwise modified from time to time.

          "Loan Documents" shall mean, collectively, this Loan Agreement, the
           --------------
Note and the Custodial Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "Market Value" shall mean, as of any date in respect of an Eligible
           ------------
Mortgage Loan, the price at which such Eligible Mortgage Loan could readily be sold as determined in good faith by the Lender, which price may be determined to be zero. In determining the Market Value of each Eligible Mortgage Loan the Lender shall consult with the Borrower and may consider all information which it deems relevant, including without limitation, then current interest rates, the creditworthiness of the Mortgagor and projected proceeds from a securitization or sale. The Lender's determination of Market Value shall be conclusive upon the parties absent manifest error on the part of the Lender.

          "Material Adverse Effect" shall mean a material adverse effect on (a)
           -----------------------
the Property, business, operations, financial condition of the Borrower, (b) the ability of the Borrower to perform its obligations under any of the Loan Documents to which it is a party, (c) the validity or enforceability of any of the Loan Documents, (d) the rights and remedies of the Lender under any of the Loan Documents, (e) the timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith or (f) the Collateral.

          "Maximum Credit" shall mean $200,000,000.
           --------------

          "Maximum Uncommitted Amount" shall mean $50,000,000.
           --------------------------

          "Mortgage" shall mean the mortgage, deed of trust or other instrument
           --------
securing a Mortgage Note, which creates a first lien on the fee in real property and/or a first lien on the leasehold estate in real property securing the Mortgage Note and the assignment of rents and leases related thereto.

          "Mortgage File" shall have the meaning assigned thereto in the
           -------------
Custodial Agreement.

          "Mortgage Loan" shall mean a mortgage loan, including a Leasehold
           -------------
Mortgage Loan, which the Custodian has been instructed to hold for the Lender pursuant to the Custodial Agreement, and which Mortgage Loan includes, without limitation, (i) a Mortgage Note and related Mortgage and (ii) all right, title and interest of the Borrower in and to the Mortgaged Property covered by such Mortgage.

          "Mortgage Loan Documents" shall mean, with respect to a Mortgage Loan,
           -----------------------
the documents comprising the Mortgage File for such Mortgage Loan.

          "Mortgage Loan Medium" shall mean a computer-readable transmission
           --------------------
containing the information, with respect to each Mortgage Loan, to be delivered by the Borrower to the Lender pursuant to Section 2.03(a) hereof and shall contain the information set forth in Annex I attached to the Custodial Agreement.

          "Mortgage Loan Schedule" shall have the meaning assigned thereto in
           ----------------------
the Custodial Agreement.

          "Mortgage Loan Schedule and Exception Report" shall mean the mortgage
           -------------------------------------------
loan schedule and exception report prepared by the Custodian pursuant to the Custodial Agreement.

          "Mortgage Note" shall mean the original executed promissory note or
           -------------
other evidence of the indebtedness of a mortgagor/borrower with respect to a Mortgage Loan.

          "Mortgaged Property" shall mean the real property (including all
           ------------------
improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Mortgage Note.

          "Mortgagor" shall mean the obligor or obligors on a Mortgage Note;
           ---------
including any person who has assumed or guaranteed the obligations of the obligor thereunder.

          "MS & Co." shall mean Morgan Stanley & Co. Incorporated, a registered
           --------
broker-dealer.

          "Multiemployer Plan" shall mean a multiemployer plan defined as such
           ------------------
in Section 3(37) of ERISA to which contributions have been or are required to be made by the Borrower or any ERISA Affiliate and that is covered by Title IV of ERISA.

          "Net Income" shall mean, for any period, the net income of the
           ----------
Borrower for such period as determined in accordance with GAAP.

          "Note" shall mean the promissory note provided for by Section 2.02(a)
           ----
hereof for Loans and any promissory note delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

          "Other Asset-Backed Mortgage Loans" shall mean Mortgage Loans secured
           ---------------------------------
by products other than gasoline stations, convenience stores, quick service restaurants, casual dining restaurants or golf courses which are acceptable to the Lender in its sole discretion, and which shall include, without limitation, truck stops, lube centers and car washes.

          "Payment Date" shall mean the first Business Day of each month.
           ------------

          "PBGC" shall mean the Pension Benefit Guaranty Corporation or any
           ----
entity succeeding to any or all of its functions under ERISA.

          "Person" shall mean any individual, corporation, company, voluntary
           ------
association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

          "Plan" shall mean an employee benefit plan established or maintained
           ----
by the Borrower or any ERISA Affiliate and covered by Title IV of ERISA, other than a Multiemployer Plan.

          "Post-Default Rate" shall mean, in respect of any principal of any
           -----------------
Loan or any other amount under this Loan Agreement, the Note or any other Loan Document that is not paid when due to the Lender (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to 2% per annum plus the Prime
                                                                ----
Rate.

          "Prime Rate" shall mean the prime rate announced to be in effect from
           -----------
time to time, as published as the average rate in The Wall Street Journal.
                                                  --- ---- ------ -------

          "Property" shall mean any right or interest in or to property of any
           --------
kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

          "Q-Store Mortgage Loans" shall mean mortgage loans secured by quick
           ----------------------
service restaurants or casual dining restaurants.

          "Regulations G, T, U and X" shall mean Regulations G, T, U and X of
           -------------------------
the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

          "Request for Borrowing" shall mean the request for borrowing required
           ---------------------
pursuant to Section 2.03 hereof.

          "Responsible Officer" shall mean, as to any Person, the chief
           -------------------
executive officer or, with respect to financial matters, the chief financial officer of such Person.

          "Secured Obligations" shall have the meaning provided in Section
           -------------------
4.01(c) hereof.

          "Security Agreement" shall mean with respect to any Mortgage Loan, any
           ------------------
contract, instrument or other document related to security for repayment thereof (other than the related Mortgage and Mortgage Note), executed by the Mortgagor and/or others in connection with such Mortgage Loan, including without limitation, any security agreement, guaranty, title insurance policy, hazard insurance policy, chattel mortgage, letter of credit or certificate of deposit or other pledged accounts, and any other documents and records relating to any of the foregoing.

          "Servicer" shall have the meaning provided in Section 11.14(c) hereof.
           --------

          "Servicer Account" shall mean any account established by the Servicer
           ----------------
in connection with the servicing of the Mortgage Loans.

          "Servicing Agreement" shall have the meaning provided in Section
           -------------------
11.14(d) hereof.

          "Servicing Records" shall have the meaning provided in Section
           -----------------
11.14(c) hereof.

          "Settlement Agent" shall mean, with respect to any Mortgage Loan, the
           ----------------
entity approved by the Lender, in its sole good-faith discretion (which may be a title company, escrow company or attorney in accordance with local law and practice in the jurisdiction where the related Wet-Ink Mortgage Loan is being originated) to act pursuant to the Bailee Agreement.

          "Space Lease Mortgage Loan"  shall mean a Mortgage Loan which is
           -------------------------
secured by a Mortgage on the lessee's interest in a Lease Against Improvements.


          "STARS/DEVCO Mortgage Loan" shall mean a Mortgage Loan which is
           -------------------------
collateralized by a property or business enterprise wherein the loan amount advanced by the Borrower is based on cash flow projected by the Borrower rather than on the preceding 12 months of operating history. The proceeds of such loan, which will typically be interest only and have a maturity of between 3-18 months, is typically used for:

          (i) the purchase of a currently operating quick service restaurant unit by an experienced operator which based on financial projections will have improved performance such that it would qualify for a permanent loan under the Borrower's Underwriting Guidelines within 3-18 months. Typically, the basis for projecting any satisfactory performance is based on the Mortgagor having demonstrated ability to lower the cost structure of the unit. This definition excludes permanent loans made for acquisitions as described in the foregoing sentences and which loan provides for regular principal and interest payments and is originated under the Underwriting Guidelines for standard non-STARS/DEVCO Mortgage Loans and shall be of a credit quality so as to be eligible to be placed into a securitization with no credit enhancement in excess of the credit enhancement required for Eligible Mortgage Loans other than STARS/DEVCO Mortgage Loans which are securitized in the same manner; and

          (ii) the construction of a new quick service restaurant unit or conversion of an existing unit of a different brand (concept) by an experienced operator which, based on projections will have the required performance such that it would qualify for a permanent loan under the Borrower's Underwriting Guidelines within 3-18 months. Typically, construction for these units is completed within 180 days.

          "Subsidiary" shall mean, with respect to any Person, any corporation,
           ----------
partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

          "Summary Credit File" shall mean, with respect to each Mortgage Loan,
           -------------------
a file containing the documents listed in Exhibit G hereto.
                                          ---------

          "Tangible Net Worth" shall mean, as of a particular date,
           ------------------

          (a) all amounts which would be included under capital on a balance sheet of the Borrower at such date, determined in accordance with GAAP, less
     ----

          (b) (i) amounts owing to the Borrower from Affiliates and (ii) intangible assets.

          "Termination Date" shall mean September 30, 1998 or such earlier date
           ----------------
on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law or as extended pursuant to Section 2.07 hereof.

          "Test Period" shall have the meaning provided in Section 7.13 hereof.
           -----------

          "Total Indebtedness" shall mean, for any period, the aggregate
           ------------------
Indebtedness of the Borrower during such period less the amount of any
                                                ----
nonspecific balance sheet reserves maintained in accordance with GAAP.

          "Tranche A Loans" shall mean Loans so long as, and to the extent that,
           ---------------
they are secured by Q-Store Mortgage Loans, determined in accordance with clause
(b) of the definition hereof for "Applicable Margin."

          "Tranche B Loans" shall mean Loans so long as, and to the extent that,
           ---------------
they are secured by C-Store Mortgage Loans, determined in accordance with clause
(b) of the definition hereof for "Applicable Margin."

          "Tranche C Loans" shall mean Loans so long as, and to the extent that,
           ---------------
they are secured by Golf Course Loans, determined in accordance with clause (b) of the definition hereof for "Applicable Margin."

          "Trust Receipt" shall have the meaning assigned thereto in the
           -------------
Custodial Agreement.

          "Uncommitted Loan" shall have the meaning assigned thereto in Section
           ----------------
2.01(b) hereof.

          "Underwriting Guidelines" shall mean the underwriting guidelines
           -----------------------
(including the loan origination guidelines) previously delivered to the Lender by the Borrower.

          "Uniform Commercial Code" shall mean the Uniform Commercial Code as in
           -----------------------
effect on the date hereof in the State of New York; provided that the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

          "U.S. Taxes" shall have the meaning provided in Section 3.03 hereof.
           ----------

          "Warehouse Lender's Release Letter" shall have the meaning provided in
           ---------------------------------
Section 5.02 hereof.

          "Wet-Ink Mortgage Loan" shall mean a Mortgage Loan which is pledged to
           ---------------------
the Lender simultaneously with the origination thereof by the Borrower, which origination is financed in part or in whole with proceeds of Loans advanced directly to a Settlement Agent. A Mortgage Loan will be considered a Wet-Ink Mortgage Loan until such time as the Mortgage Loan Documents are received by the Custodian.

          1.02  Accounting Terms and Determinations.  Except as otherwise
                -----------------------------------
expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lender hereunder shall be prepared, in accordance with GAAP.

          Section 2.  Loans, Note and Prepayments.
                      ---------------------------

          2.01  Loans.
                -----

          (a) Subject to fulfillment of the conditions precedent set forth in Sections 5.01 and 5.02 hereof, and provided that no Default shall have occurred and be continuing hereunder, the Lender agrees from time to time, on the terms and conditions of this Loan Agreement, to make loans (individually, a
"Committed Loan"; collectively, the "Committed Loans") to the Borrower in
 --------------                      ---------------
Dollars, from and including the Effective Date to and including the Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the lesser of (i) the Borrowing Base and (ii) the Maximum Credit as in effect from time to time.

          (b) In addition to the foregoing, the Lender may from time to time in its sole discretion, on the terms and conditions of this Loan Agreement, make loans (individually, an "Uncommitted Loan"; collectively, the "Uncommitted
                         ----------------                      -----------
Loans") to the Borrower in Dollars during the period from and including the Effective Date to and including the Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the lesser of (i) the Maximum Uncommitted Amount as in effect from time to time and (ii) the Maximum Credit minus the aggregate outstanding principal balance of Committed Loans.

          (c) Subject to the terms and conditions of this Loan Agreement, during such period the Borrower may borrow, repay and reborrow hereunder.

          (d) In no event shall a Loan be made when any Default or Event of Default has occurred and is continuing.

          2.02  Notes.
                -----

          (a) The Loans made by the Lender shall be evidenced by a single promissory note of the Borrower substantially in the form of Exhibit A hereto
                                                             ---------
(the "Note"), dated the date hereof, payable to the Lender in a principal amount
      ----
equal to the amount of the Maximum Credit as originally in effect and otherwise duly completed. The Lender shall have the right to have its Note subdivided, by exchange for promissory notes of lesser denominations or otherwise.

          (b) The date, amount and interest rate of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of the Note, endorsed by the Lender on the schedule attached to the Note or any continuation thereof; provided that the failure of the Lender to make any such
                      --------
recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing hereunder or under the Note in respect of the Loans.

          2.03  Procedure for Borrowing.
                -----------------------

          (a) The Borrower may request a borrowing hereunder, on any Business Day during the period from and including the Effective Date to and including the Termination Date, by delivering to the Lender, with a copy to the Custodian, an irrevocable written request for borrowing, substantially in the form of Exhibit
                                                                        -------
D attached hereto (a "Borrowing Request"), which request must be received by the
-                     -----------------
Lender prior to 5:00 p.m., New York City time, one (l) Business Day prior to the requested Funding Date. Such request for borrowing shall (i) attach a schedule identifying the Eligible Mortgage Loans that the Borrower proposes to pledge to the Lender and to be included in the Borrowing Base in connection with such borrowing, (ii) specify the requested Funding Date, (iii) include a Mortgage Loan Medium containing information with respect to the Eligible Mortgage Loans that the Borrower proposes to pledge to the Lender and to be included in the Borrowing Base in connection with such borrowing, and (iv) specify any exceptions to the Underwriting Guidelines and the representations and warranties set forth on Schedule 1 hereto that are applicable to such Eligible Mortgage Loans to be pledged on such Funding Date. Prior to the Funding Date, the Lender will notify Borrower of Lender's current determination of Market Value.

          (b) Upon the Borrower's request for a borrowing pursuant to Section 2.03(a), the Lender shall, assuming all conditions precedent set forth in
Section 5.01 and 5.02 have been met and provided no Default shall have occurred and be continuing, make a Committed Loan to the Borrower on the requested Funding Date, in the lesser of (i) the amount so requested and (ii) the excess of the Borrowing Base over the principal amount of Loans outstanding. Under no circumstances will the

Lender be required to make a Committed Loan pursuant to this Section 2.03 secured by an Other Asset-Backed Mortgage Loan or by a STARS/DEVCO Mortgage Loan.

          (c) Upon the Borrower's request for a borrowing pursuant to Section 2.03(a), the Lender may at its sole option, assuming all conditions precedent set forth in Section 5.01 and 5.02 have been met and provided no Default shall have occurred and be continuing, make an Uncommitted Loan to the Borrower on the requested Funding Date, in the amount so requested.

          (d) The Borrower shall release to the Custodian no later than 12:00 p.m., New York City time, one (1) Business Day prior to the requested Funding Date, the Mortgage File pertaining to each Eligible Mortgage Loan (other than a Wet-Ink Mortgage Loan) to be pledged to the Lender and included in the Borrowing Base on such requested Funding Date, in accordance with the terms and conditions of the Custodial Agreement.

          (e) Pursuant to the Custodial Agreement, the Custodian shall deliver to the Lender and the Borrower, no later than 3:00 p.m. on a Funding Date, a Trust Receipt (as defined in the Custodial Agreement) in respect of all Mortgage Loans pledged to the Lender on such Funding Date, and a Mortgage Loan Schedule and Exception Report. Subject to Section 5 hereof, such borrowing will then be made available to the Borrower by the Lender transferring, via wire transfer, to the following account of the Borrower: Franchise Mortgage Acceptance Company LLC c/o Imperial Bank, Inglewood, CA, for the A/C of 009-097-287, ABA# 1-222-01-444, Attn: Wilma Labuda, in the aggregate amount of such borrowing in funds immediately available to the Borrower.

          2.04  Limitation on Types of Loans; Illegality.  Anything herein to
                ----------------------------------------
the contrary notwithstanding, if, on or prior to the determination of any Eurodollar Rate:

          (a) the Lender determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Rate" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Loans as provided herein; or

          (b) it becomes unlawful for the Lender to honor its obligation to make or maintain Loans hereunder using a Eurodollar Rate;

then the Lender shall give the Borrower prompt notice thereof and, so long as such condition remains in effect, the Lender shall be under no obligation to make additional Loans, and the Borrower shall either prepay all such Loans as may be outstanding or pay interest on such Loans at a rate per annum equal to the Federal Funds Rate plus 1.75% and for the remainder of the term of this Loan Agreement, the Lender will make Loans, subject to the conditions precedent set forth in Section 5.02 hereof at a rate equal to the Federal Funds Rate plus 1.75%.

          2.05  Repayment of Loans; Interest.
                ----------------------------

          (a) The Borrower hereby promises to repay in full on the Termination Date the then aggregate outstanding principal amount of the Loans.

          (b) The Borrower hereby promises to pay to the Lender interest on the unpaid principal amount of each Loan for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at a rate per annum equal to the Eurodollar Rate plus the Applicable Margin, except
                                            ----
to the extent set forth in Section 2.04 hereof. Notwithstanding the foregoing, the Borrower hereby promises to pay to the Lender interest at the applicable Post-Default Rate on any principal of any Loan and on any other amount payable by the Borrower hereunder or under the Note that shall not be paid in full when due (whether at stated maturity, by acceleration or by mandatory prepayment or otherwise) for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on each Loan shall be payable monthly on the Payment Date and for the last month of the Loan Agreement on the Payment Date of such last month and on the Termination Date, except that interest payable at the Post-Default Rate shall accrue daily and shall be payable upon such accrual. Promptly after the determination of any interest rate provided for herein or any change therein, the Lender shall give notice thereof to the Borrower.

          (c) It is understood and agreed that, unless and until a Default shall have occurred and be continuing, the Borrower shall be entitled to the proceeds of the Mortgage Loans pledged to the Lender hereunder in accordance with Section
11.14 hereof.

          2.06  Mandatory Prepayments or Pledge.
                -------------------------------

          If at any time the aggregate outstanding principal amount of Loans exceeds the Borrowing Base (a "Borrowing Base Deficiency"), as determined by the
                               -------------------------
Lender and notified to the Borrower on any Business Day, the Borrower shall no later than one Business Day after receipt of such notice, either prepay the Loans in part or in whole or pledge additional Eligible Mortgage Loans (which Collateral shall be in all respects acceptable to the Lender) to the Lender, such that after giving effect to such prepayment or pledge the aggregate outstanding principal amount of the Loans does not exceed the Borrowing Base.

          2.07 Extension of Termination Date.
               -----------------------------

          The Borrower may, by notice to the Lender not less than sixty (60) days and not more than ninety (90) days prior to the Termination Date as then in effect (the "Existing Termination Date"), request that the Lender extend the
             -------------------------
Termination Date for an additional 360 days from the Consent Date (as defined below). The Lender, acting in its sole discretion, shall, by notice to the Borrower and given no earlier than the date occurring thirty (30) days prior to the Existing Termination Date (such date, the "Consent Date") and no later than
                                               ------------
the date three (3) Business Days after the Consent Date, advise the Borrower whether or not the Lender agrees to such extension.

          2.08  Release of Excess Collateral.
                ----------------------------

          On any day on which the Borrowing Base exceeds the aggregate outstanding principal amount of the Loans, so long as no Default or Event of Default has occurred and is continuing:

          (a) The Borrower may prepare a request for release of Mortgage Loans in the form of Exhibit L hereto ("Request for Release-
                    ---------          -------------------
     Overcollateralization"), specifying (1) the Mortgage Loans to be released
     ---------------------
     and the requested release date, (2) the Borrowing Base with respect to such Mortgage Loans pledged hereunder, (3) the remaining Borrowing Base after giving effect to the release of the Mortgage Loans to be released, (4) the unpaid principal balance of the Loans, and (5) a certification from the Borrower that, upon release of the Eligible Mortgage Loans to be released, the Borrowing Base would be equal to or greater than the unpaid principal balance of the Loans.

          (b) The Borrower shall transmit the Request for Release-Overcollateralization by facsimile transmission to the Lender. Upon confirming that the Request for Release-Overcollateralization correctly reflects the information set forth in Section 2.08(a) and that, after giving effect to the requested release, the amount of the Borrowing Base would be equal to or greater than the unpaid principal balance of the Loans, the Lender shall countersign the Request for Release-Overcollateralization and transmit the countersigned Request for Release-Overcollateralization to the Custodian. In the event that the Lender's assessment of the Borrowing Base would alter the information set forth in any Request for Release, the Lender shall promptly notify the Borrower in writing of such assessment.

          (c) Upon receipt of the countersigned Request for Release-Overcollateralization and upon approval of the Request for Release-Overcollateralization by the Lender, the Custodian shall take the actions set forth in the Custodial Agreement with respect to the Eligible Mortgage Loan to be released pursuant to the Custodial Agreement. With respect to any Mortgage Loan released pursuant to this Section 2.08, the Lender covenants that it will release any Liens that it has placed or caused to be placed on such Mortgage Loan.

          (d) The Lender shall not be obligated to countersign a Request for Release-Overcollateralization (i) which the Lender reasonably determines is based on erroneous information or would result in a release of Collateral other than in accordance with the terms of this Agreement, or (ii) which does not reflect the Lender's current determination of Market Value.

          2.09  Release of Collateral Upon Prepayment.
                -------------------------------------

          With the prior written consent of the Lender, in each case, the Borrower may obtain the release of one or more Mortgage Loans constituting Collateral hereunder by paying any portion of the Loans outstanding; provided
                                                                     --------
that, after giving effect to such release, the Secured Obligations then outstanding shall not exceed the Borrowing Base, which determination shall be made solely by the Lender. In connection with any such requested release, the Borrower will provide notice to the Custodian and the Lender no later than 3:00 p.m., New York City time, on the date of such request, specifying the Mortgage Loans to be released. Each such release shall be deemed to be a representation and warranty by the Borrower that after giving effect to such release, the Secured Obligations then outstanding shall not exceed the Borrowing Base. With respect to any Mortgage Loan released pursuant to this Section 2.09, the Lender covenants that it will release any Liens that it has placed or caused to be placed on such Mortgage Loan.

          Section 3.  Payments; Computations; Etc.
                      ----------------------------

          3.01  Payments.
                --------

          (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrower under this Loan Agreement and the Note, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Lender at the following account maintained by the Lender: Account No. 40615114, For the A/C of MSMCI, Citibank, N.A., ABA# 021000089, not later than 3:00 p.m., New York City time, on the date on which such payment shall become due (and each such payment made after such time on such due date shall be deemed to have been made on the next succeeding Business Day). The Borrower acknowledges that it has no rights of withdrawal from the foregoing account.

          (b) Except to the extent otherwise expressly provided herein, if the due date of any payment under this Loan Agreement or the Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

          3.02  Computations.  Interest on the Loans shall be computed on the
                ------------
basis of a 360-day year for the actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

          3.03  U.S. Taxes.
                ----------

          (a) The Borrower agrees to pay to the Lender such additional amounts as are necessary in order that the net payment of any amount due to the Lender hereunder after deduction for or withholding in respect of any U.S. Tax (as defined below) imposed with respect to such payment (or in lieu thereof, payment of such U.S. Tax by the Lender), will not be less than the amount stated herein to be then due and payable; provided that the foregoing obligation to pay such
                            --------
additional amounts shall not apply:

          (i) to any payment to the Lender hereunder unless the Lender is entitled to submit a Form 1001 (relating to the Lender and entitling it to a complete exemption from withholding on all interest to be received by it hereunder in respect of the Loans) or Form 4224 (relating to all interest to be received by the Lender hereunder in respect of the Loans), or

          (ii) to any U.S. Tax imposed solely by reason of the failure by the Lender to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of the Lender if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Tax.

For the purposes of this Section 3.03, (x) "Form 1001" shall mean Form 1001
                                            ---------
(Ownership, Exemption, or Reduced Rate Certificate) of the Department of the Treasury of the United States of America, (y) "Form 4224" shall mean Form 4224
                                               ---------
(Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the Department of the Treasury of the United States of America (or in relation to either such Form such successor and related form as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates), and (z) "U.S. Taxes" shall mean any present or
                                      ----------
future tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof or therein.

          (b) Within 30 days after paying any such amount to the Lender, and within 30 days after it is required by law to remit such deduction or withholding to any relevant taxing or other authority, the Borrower shall deliver to the Lender evidence satisfactory to the Lender of such deduction, withholding or payment (as the case may be).

          (c) The Lender represents and warrants to the Borrower that on the date hereof the Lender is either incorporated under the laws of the United States or a State thereof or is entitled to submit a Form 1001 (relating to the Lender and entitling it to a complete exemption from withholding on all interest to be received by it hereunder in respect of the Loans) or Form 4224 (relating to all interest to be received by the Lender hereunder in respect of the Loans).

          (d) If the Lender receives a refund or credit solely in respect of U.S. Taxes, with respect to Mortgage Loans pledged hereunder, it shall pay over such refund or credit to the Borrower to the extent that it has already received indemnity payments or additional amounts pursuant to this Section 3.03 with respect to such U.S. Taxes giving rise to the refund or credit, net of all out-of-pocket expenses, with respect to Mortgage Loans pledged hereunder, and without interest (other than interest paid by the relevant Governmental Authority with respect to such refund or credit); provided, however, that the
                                                  --------  -------
Borrower shall, upon request of the Lender, repay such refund or credit, (plus penalties, interest or other charges imposed by the relevant Governmental Authority) to the Lender if the Administrative Agent or such Lender is required to repay such refund or credit to such Governmental Authority. Nothing contained herein shall require the Lender to make its tax returns (or any other information relating to its taxes that it deems confidential) available to the Borrower or any other Person.

          Section 4.  Collateral Security.
                      -------------------

          4.01  Collateral; Security Interest.
                -----------------------------

          (a) Pursuant to the Custodial Agreement, the Custodian shall hold the Mortgage Loan Documents as exclusive bailee and agent for the Lender pursuant to terms of the Custodial Agreement and shall deliver to the Lender Trust Receipts each to the effect that it has reviewed such Mortgage Loan Documents in the manner and to the extent required by the Custodial Agreement and identifying any deficiencies in such Mortgage Loan Documents as so reviewed.

          (b) All of the Borrower's right, title and interest in, to and under each of the following items of property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, is hereinafter referred to as the "Collateral":
                    ----------

          (i)   all Mortgage Loans;

          (ii) all Mortgage Loan Documents, including without limitation all promissory notes, and all Servicing Records (as defined in Section 11.14(b) below), servicing agreements and any other collateral pledged or otherwise relating to such Mortgage Loans, together with all files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, computer storage media, accounting records and other books and records relating thereto;

          (iii) all mortgage guaranties and insurance (issued by governmental agencies or otherwise) and any mortgage insurance certificate or other document evidencing such mortgage guaranties or insurance relating to any Mortgage Loan and all claims and payments thereunder;

          (iv) all other insurance policies and insurance proceeds relating to any Mortgage Loan or the related Mortgaged Property;

          (v)   all Interest Rate Protection Agreements;

          (vi) any Servicer Accounts established pursuant to any Servicing Agreement and all amounts on deposit therein, from time to time;

          (vii) all "general intangibles" as defined in the Uniform Commercial Code relating to or constituting any and all of the foregoing; and

          (viii) any and all replacements, substitutions, distributions on or proceeds of any and all of the foregoing.

          (c) The Borrower hereby assigns, pledges and grants a security interest in all of its right, title and interest in, to and under the Collateral to the Lender to secure the repayment of principal of and interest on all Loans and all other amounts owing to the Lender hereunder, under the Note and under the other Loan Documents (collectively, the "Secured Obligations"). The
                                             -------------------
Borrower agrees to mark its computer records and tapes to evidence the interests granted to the Lender hereunder.

          4.02  Further Documentation.  At any time and from time to time, upon
                ---------------------
the written request of the Lender, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver, or will promptly cause to be executed and delivered, such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Loan Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Borrower also hereby authorizes the Lender to file any such financing or continuation statement without the signature of the Borrower to the extent permitted by applicable law.

          4.03  Changes in Locations, Name, etc.  The Borrower shall not (i)
                --------------------------------
change the location of its chief executive office/chief place of business from that specified in Section 6 hereof or (ii) change its name, identity or corporate structure (or the equivalent) or change the location where it maintains its records with respect to the Collateral unless it shall have given the Lender at least 30 days prior written notice thereof and shall have delivered to the Lender all Uniform Commercial Code financing statements and amendments thereto as the Lender shall request and taken all other actions deemed necessary by the Lender to continue its perfected status in the Collateral with the same or better priority.

          4.04  Lender's Appointment as Attorney-in-Fact.
                ----------------------------------------

          (a) The Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Loan Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Loan Agreement, and, without limiting the generality of the foregoing, the Borrower hereby gives the Lender the power and right, on behalf of the Borrower, without assent by, but with notice to, the Borrower, if an Event of Default shall have occurred and be continuing, to do the following:

          (i) in the name of the Borrower or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any mortgage insurance or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any such mortgage insurance or with respect to any other Collateral whenever payable;

          (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral; and

          (iii) (A) to direct any party liable for any payment under any Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender's option and the Borrower's expense, at any time, and from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's Liens thereon and to effect the intent of this Loan Agreement, all as fully and effectively as the Borrower might do.

The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

          (b) The Borrower also authorizes the Lender, at any time and from time to time, to execute, in connection with any sale provided for in Section
4.07 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

          (c) The powers conferred on the Lender are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Lender nor any of its officers, directors, or employees shall be responsible to the Borrower for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

          4.05  Performance by Lender of Borrower's Obligations.  If the
                -----------------------------------------------
Borrower fails to perform or comply with any of its agreements contained in the Loan Documents and the Lender may itself perform or comply, or otherwise cause performance or compliance, with such agreement (provided that it does so in a commercially reasonable manner) the expenses of the Lender incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the Post-Default Rate, shall be payable by the Borrower to the Lender on demand and shall constitute Secured Obligations. The Lender shall use its reasonable efforts to give the Borrower prior notice (but in any event prompt notice) of any actions taken pursuant to this Section 4.05.

          4.06  Proceeds.  If an Event of Default shall occur and be continuing,
                --------
(a) all proceeds of Collateral received by the Borrower consisting of cash, checks and other near-cash items shall be held by the Borrower in trust for the Lender, segregated from other funds of the Borrower, and shall forthwith upon receipt by the Borrower be turned over to the Lender in the exact form received by the

Borrower (duly endorsed by the Borrower to the Lender, if required) and (b) any and all such proceeds received by the Lender (whether from the Borrower or otherwise) may, in the sole discretion of the Lender, be held by the Lender as collateral security for, and/or then or at any time thereafter may be applied by the Lender against, the Secured Obligations (whether matured or unmatured), such application to be in such order as the Lender shall elect. Any balance of such proceeds remaining after the Secured Obligations shall have been paid in full and this Loan Agreement shall have been terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same. For purposes hereof, proceeds shall include, but not be limited to, all principal and interest payments, all prepayments and payoffs, insurance claims, condemnation awards, sale proceeds, real estate owned rents and any other income and all other amounts received with respect to the Collateral.

          4.07  Remedies.  If an Event of Default shall occur and be continuing,
                --------
the Lender may exercise, in addition to all other rights and remedies granted to it in this Loan Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, the Lender without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (each and all of which demands, presentments, protests, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels or as an entirety at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. The Borrower further agrees, at the Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at the Borrower's premises or elsewhere. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including without limitation reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Lender may elect, and only after such application and after the payment by the Lender of any other amount required or permitted by any provision of law, including without limitation Section 9-504(1)(c) of the Uniform Commercial Code, need the Lender account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by the Lender of any of its rights hereunder, other than those claims, damages and demands arising from the gross negligence or willful misconduct of the Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Borrower shall remain liable for any deficiency (plus accrued interest thereon as contemplated pursuant to Section 2.05(b) hereof) if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

          4.08  Limitation on Duties Regarding Preservation of Collateral.  The
                ---------------------------------------------------------
Lender's duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of its directors, officers or employees shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or otherwise.

          4.09  Powers Coupled with an Interest.  All authorizations and
                -------------------------------
agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

          4.10  Release of Security Interest.  Upon termination of this Loan
                ----------------------------
Agreement and repayment to the Lender of all Secured Obligations and the performance of all obligations under the Loan Documents the Lender shall release its security interest in any remaining Collateral.

          Section 5.  Conditions Precedent.
                      --------------------

          5.01  Initial Loan.  The obligation of the Lender to make its initial
                ------------
Loan hereunder is subject to the satisfaction, immediately prior to or concurrently with the making of such Loan, of the condition precedent that the Lender shall have received all of the following documents, each of which shall be satisfactory to the Lender and its counsel in form and substance:

          (a)  Loan Documents.
               --------------

          (i)  Note.  The Note, duly completed and executed;
               ----

          (ii) Custodial Agreement.  The Custodial Agreement, duly executed and
               -------------------
     delivered by the Borrower and the Custodian. In addition, the Borrower shall have taken such other action as the Lender shall have requested in order to perfect the security interests created pursuant to the Loan Agreement;

          (b)  Organizational Documents.  A good standing certificate and
               ------------------------
     certified copies of the charter and by-laws (or equivalent documents) of the Borrower and of all corporate or other authority for the Borrower with respect to the execution, delivery and performance of the Loan Documents and each other document to be delivered by the Borrower from time to time in connection herewith (and the Lender may conclusively rely on such certificate until it receives notice in writing from the Borrower to the contrary);

          (c)  Legal Opinion.  A legal opinion of counsel to the Borrower,
               -------------
     substantially in the form attached hereto as Exhibit C;
                                                  ---------

          (d)  Mortgage Loan Schedule and Exception Report.  A Mortgage Loan
               -------------------------------------------
     Schedule and Exception Report, dated the Effective Date, from the Custodian, duly completed;

          (e)  Servicing Agreement(s).  Any Servicing Agreement, certified as a
               ----------------------
     true, correct and complete copy of the original, with the letter of the applicable Servicer consenting to termination of such Servicing Agreement upon the occurrence of an Event of Default attached; and

          (f) Other Documents.  Such other documents as the Lender may
              ---------------
     reasonably request.

          5.02  Initial and Subsequent Loans.  The making of each Loan to the
                ----------------------------
Borrower (including the initial Loan) on any Funding Date is subject to the satisfaction of the following further conditions precedent, both immediately prior to the making of such Loan and also after giving effect thereto and to the intended use thereof:

          (a) no Default or Event of Default shall have occurred and be continuing;

          (b) both immediately prior to the making of such Loan and also after giving effect thereto and to the intended use thereof, the representations and warranties made by the Borrower in Section 6 and Schedule 1 hereof, and elsewhere in each of the Loan Documents, shall be true and complete on and as of the date of the making of such Loan in all material respects (in the case of the representations and warranties in Section 6.10 and Schedule 1, solely with respect to Mortgage Loans included in the Borrowing Base) with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). The Lender shall have received an officer's certificate signed by a Responsible Officer of the Borrower certifying as to the truth and accuracy of the above, which certificate shall specifically include a statement that the Borrower is in compliance with all governmental licenses and authorizations and is qualified to do business and in good standing in all required jurisdictions.

          (c) the aggregate outstanding principal amount of the Loans shall not exceed the Borrowing Base;

          (d) the Lender shall have received from the Custodian a Trust Receipt on the initial Funding Date, and on each Funding Date, a Mortgage Loan Schedule and Exception Report with exceptions as are acceptable to the Lender in its sole discretion in respect of Eligible Mortgage Loans to be pledged hereunder on such Business Day;

          (e) the Lender shall have received from the Borrower a Warehouse Lender's Release Letter substantially in the form of Exhibit E-2 hereto (or
                                                          -----------
     such other form acceptable to the Lender) or a Borrower's Release Letter substantially in the form of Exhibit E-1 hereto (or such other form
                                  -----------
     acceptable to the Lender) covering each Mortgage Loan to be pledged to the Lender;

          (f) none of the following shall have occurred and/or be continuing:

              (i) an event or events shall have occurred resulting in the effective absence of a "repo market" or comparable "lending market" for financing debt obligations secured by mortgage loans or securities for a period of (or reasonably expected to be) at least 30 consecutive days or an event or events shall have occurred resulting in the Lender not being able to finance any Loans through the "repo market" or "lending market" with traditional counterparties at rates which would have been reasonable prior to the occurrence of such event or events; or

              (ii) an event or events shall have occurred resulting in the effective absence of a "securities market" for securities backed by mortgage loans for a period of (or reasonably expected to be) at least 30 consecutive days or an event or events shall have occurred resulting in the Lender not being able to sell securities backed by mortgage loans at prices which would have been reasonable prior to such event or events; or

              (iii) a Material Adverse Effect or a material adverse effect on the prospects of the Borrower shall have occurred;

          (g) the Lender shall have been given at least (i) five (5) Business Days in the case of any Funding Date to occur within 30 days following the Effective Date or (ii) three (3) Business Days for any other Funding Date, to conduct a due diligence review of the Summary Credit File with respect to such Loan pursuant to Section 11.15(b) to confirm that such Mortgage Loan is in conformity with the Underwriting Guidelines; and

          (h) the Lender shall have approved, in its sole discretion, all exceptions to the Underwriting Guidelines.

Each request for a borrowing by the Borrower hereunder shall constitute a certification by the Borrower that all the conditions set forth in this Section 5 have been satisfied (both as of the date of such notice, request or confirmation and as of the date of such borrowing).

          Section 6.  Representations and Warranties.  The Borrower represents
                      ------------------------------
and warrants to the Lender that throughout the term of this Loan Agreement:

          6.01  Existence.  The Borrower (a) is a limited liability company duly
                ---------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power, and has all governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a material adverse effect on its Property, business or financial condition or prospects; and (c) is qualified to do business and is in good standing in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where failure so to qualify would not be reasonably likely (either individually or in the aggregate) to have a material adverse effect on its Property, business or financial condition or prospects.

          6.02  Litigation.  There are no actions, suits, arbitrations,
                ----------
investigations or proceedings pending or, to its knowledge, threatened against the Borrower or any of its Subsidiaries or affecting any of the Property of any of them before any Governmental Authority (i) as to which individually or in the aggregate there is a reasonable likelihood of an adverse decision which would be reasonably likely to have a material adverse effect on its Property, business or financial condition or prospects or (ii) which questions the validity or enforceability of any of the Loan Documents or any action to be taken in connection with the transactions contemplated hereby.

          6.03  No Breach.  Neither (a) the execution and delivery of the Loan
                ---------
Documents nor (b) the consummation of the transactions therein contemplated in compliance with the terms and provisions thereof will conflict with or result in a breach of the charter or by-laws of the Borrower, or any applicable law, rule or regulation, or any order, writ, injunction or decree of any Governmental Authority, or any Servicing Agreement or other material agreement or instrument to which the Borrower or any of its Subsidiaries is a party or by which any of them or any of their Property is bound or to which any of them is subject, or constitute a default under any such material agreement or instrument or result in the creation or imposition of any Lien (except for the Liens created pursuant to this Loan Agreement) upon any Property of the Borrower or any of its Subsidiaries pursuant to the terms of any such agreement or instrument.

          6.04  Action.  The Borrower has all necessary corporate or other
                ------
power, authority and legal right to execute, deliver and perform its obligations under each of the Loan Documents; the execution, delivery and performance by the Borrower of each of the Loan Documents have been duly authorized by all necessary corporate or other action on its part; and each Loan Document has been duly and validly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

          6.05  Approvals.  No authorizations, approvals or consents of, and no
                ---------
filings or registrations with, any Governmental Authority or any securities exchange are necessary for the execution, delivery or performance by the Borrower of the Loan Documents or for the legality, validity or enforceability thereof, except for filings and recordings in respect of the Liens created pursuant to this Loan Agreement.

          6.06  Margin Regulations.  Neither the making of any Loan hereunder,
                ------------------
nor the use of the proceeds thereof, will violate or be inconsistent with the provisions of Regulation G, T, U or X.

          6.07  Taxes.  The Borrower and its Subsidiaries have filed all Federal
                -----
income tax returns and all other material tax returns that are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by any of them, except for any such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Borrower, adequate.

          6.08  Investment Company Act.  Neither the Borrower nor any of its
                ----------------------
Subsidiaries is an "investment company", or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          6.09  Collateral; Collateral Security.
                --------------------------------

          (a) The Borrower has not assigned, pledged, or otherwise conveyed or encumbered any Mortgage Loan to any other Person, and immediately prior to the pledge of such Mortgage Loan to the Lender, the Borrower was the sole owner of such Mortgage Loan and had good and marketable title thereto, free and clear of all Liens, in each case except for Liens to be released simultaneously with the Liens granted in favor of the Lender hereunder. No Mortgage Loan pledged to the Lender hereunder was acquired by the Borrower from an Affiliate of the Borrower or a true sale opinion acceptable to the Lender is delivered to the Lender prior to such pledge.

          (b) The provisions of this Loan Agreement are effective to create in favor of the Lender a valid security interest in all right, title and interest of the Borrower in, to and under the Collateral.

          (c) Upon receipt by the Custodian of each Mortgage Note, endorsed in blank by a duly authorized officer of the Borrower, the Lender shall have a fully perfected first priority security interest therein, in the Mortgage Loan evidenced thereby and in the Borrower's interest in the related Mortgaged Property.

          (d) Upon the delivery of the Collateral to the Custodian and filing of financing statements on Form UCC-1 naming the Lender as "Secured Party" and the Borrower as "Debtor", and describing the Collateral, in the jurisdictions and recording offices listed on Schedule 2 attached hereto, the security interests granted hereunder in the Collateral will constitute fully perfected first priority security interests under the Uniform Commercial Code in all right, title and interest of the Borrower in, to and under such Collateral.

          6.10  Chief Executive Office.  The Borrower's chief executive office
                ----------------------
on the Effective Date is located at 2049 Century Park East, Suite 350, Los Angeles, California 90067.

          6.11  Location of Books and Records.  The location where the Borrower
                -----------------------------
keeps its books and records, including all computer tapes and records relating to the Collateral is its chief executive office.

          6.12  Hedging.  The Borrower has entered into Interest Rate Protection
                -------
Agreements, having a notional amount not less than 85% of the aggregate unpaid principal amount of the fixed-rate Mortgage Loans, with MS & Co. or any affiliate, having terms with respect to protection against fluctuations in interest rates reasonably acceptable to the Lender.

          6.13  True and Complete Disclosure.
                ----------------------------

          (a) The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Borrower to the Lender in connection with the negotiation, preparation or delivery of this Loan Agreement and the other Loan Documents or included herein or therein or delivered pursuant hereto or thereto (other than with respect to the Mortgage Loans), when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by or on behalf of the Borrower to the Lender in connection with this Loan Agreement and the other Loan Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to a Responsible Officer of the Borrower, after due inquiry, that could reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Loan Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lender for use in connection with the transactions contemplated hereby or thereby.

          (b) The information solely with respect to the underlying Mortgage Loans furnished in writing by or on behalf of the Borrower to the Lender does not contain any untrue statement of material fact.

          6.14  ERISA.  Each Plan to which the Borrower or its Subsidiaries make
                -----
direct contributions, and, to the knowledge of the Borrower, each other Plan and each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or State law.

No event or condition has occurred and is continuing as to which the Borrower would be under an obligation to furnish a report to the Lender under Section 7.01(d) hereof.

          6.15  Tangible Net Worth.  On the Effective Date, the Tangible Net
                -------- ---------
Worth is not less than $20,000,000.

          Section 7.  Covenants of the Borrower.  The Borrower covenants and
                      -------------------------
agrees with the Lender that, so long as any Loan is outstanding and until payment in full of all Secured Obligations:

          7.01  Financial Statements. The Borrower shall deliver to the Lender:
                --------------------

          (a) as soon as available and in any event within 45 days after the end of each of the first three quarterly fiscal periods of each fiscal year of the Borrower, the unaudited consolidated balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such period and the related unaudited consolidated statements of income and retained earnings and of cash flows for the Borrower and its consolidated Subsidiaries for such period and the portion of the fiscal year through the end of such period, setting forth in each case in comparative form the figures for the previous year, accompanied by a certificate of a Responsible Officer of the Borrower, which certificate shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Borrower and its consolidated Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

          (b) as soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, the consolidated balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for the Borrower and its consolidated Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Borrower and its consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default or Event of Default;

          (c) from time to time such other information regarding the financial condition, operations, or business of the Borrower as the Lender may reasonably request; and

          (d) as soon as reasonably possible, and in any event within thirty
     (30) days after a Responsible Officer of the Borrower knows, or with respect to any Plan or Multiemployer Plan to which the Borrower or any of its Subsidiaries makes direct contributions, has reason to believe, that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer of the Borrower setting forth details respecting such event or condition and the action, if any, that the Borrower or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by the Borrower or an ERISA Affiliate with respect to such event or condition):

               (i) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of
          Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event and to which there is a reasonable likelihood of adverse determination which would result in a Material Adverse Effect (provided that a failure to meet the minimum funding
                          --------
          standard of Section 412 of the Code or Section 302 of ERISA, including without limitation the failure to make on or before its due date a required installment under Section 412(m) of the Code or Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the
          Code); and any request for a waiver under Section 412(d) of the Code for any Plan;

               (ii) the distribution under Section 4041(c) of ERISA of a notice of intent to terminate any Plan or any action taken by the Borrower or an ERISA Affiliate to terminate any Plan;

               (iii) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Borrower or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

               (iv) the complete or partial withdrawal from a Multiemployer Plan by the Borrower or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA which liability would result in a Material Adverse Effect (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by the Borrower or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under
          Section 4041A of ERISA;

               (v)   the adoption of an amendment to any Plan that, pursuant to
          Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if the Borrower or an ERISA Affiliate fails to provide timely security to such Plan in accordance with the provisions of said Sections.

The Borrower will furnish to the Lender, at the time it furnishes each set of financial statements pursuant to paragraphs (a) and (b) above, a certificate of a Responsible Officer of the Borrower to the effect that, to the best of such Responsible Officer's knowledge, the Borrower during such fiscal period or year has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Loan Agreement and the other Loan Documents to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate (and, if any Default or Event of Default has occurred and is continuing, describing the same in reasonable detail and describing the action the Borrower has taken or proposes to take with respect thereto).

          7.02  Litigation.  The Borrower will promptly, and in any event within
                ----------
10 days after service of process or actual notice on any of the following, give to the Lender notice of all actions, suits, arbitrations, investigations or proceedings affecting the Borrower or any of its Subsidiaries that questions or challenges the validity or enforceability of any of the Loan Documents or as to which there is a reasonable likelihood of adverse determination which would result in a Material Adverse Effect.

          7.03  Existence, etc. The Borrower will:
                ---------------

          (a) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises (provided that nothing in this Section 7.03(a) shall prohibit any transaction expressly permitted under
     Section 7.04 hereof);

          (b) comply with the requirements of all applicable laws, rules, regulations and orders of Governmental Authorities (including, without limitation, all environmental laws) if failure to comply with such requirements would be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect;

          (c) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied;

          (d) not move its chief executive office from the address referred to in Section 6.10 unless it shall have provided the Lender 30 days' prior written notice of such change;

          (e) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; and

          (f) permit representatives of the Lender, during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by the Lender.

          7.04  Prohibition of Fundamental Changes.  Except for the contemplated
                ----------------------------------
merger with Franchise Mortgage Acceptance Corporation described in Exhibit K
                                                                   ---------
hereto, the Borrower shall not enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) or sell all or substantially all of its assets; provided, that the Borrower may merge or consolidate with (a)
                   --------
any wholly owned subsidiary of the Borrower, or (b) any other Person if the Borrower is the surviving company; and provided further, that if after giving
                                       -------- -------
effect thereto, no Default would exist hereunder.

          7.05  Borrowing Base Deficiency.  If at any time there exists a
                -------------------------
Borrowing Base Deficiency the Borrower shall cure same in accordance with
Section 2.06 hereof.

          7.06  Notices.  The Borrower shall give notice to the Lender:
                -------

          (a) promptly upon receipt of notice or knowledge of the occurrence of any material Default or Event of Default;

          (b) with respect to any Mortgage Loan pledged to the Lender hereunder, immediately upon receipt of any principal prepayment (in full or partial) of such pledged Mortgage Loan;

          (c) with respect to any Mortgage Loan pledged to the Lender hereunder, immediately upon receipt of notice or knowledge that the underlying Mortgaged Property has been damaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, or otherwise damaged so as to affect materially and adversely the Collateral Value of such pledged Mortgage Loan; and

          (d) promptly upon receipt of notice or knowledge of (i) any material default related to any Collateral, (ii) any Lien or security interest (other than security interests created hereby or by the other Loan Documents) on, or claim asserted against, any of the Collateral or (iii) any event or change in circumstances which could reasonably be expected to have a material adverse effect on the Property, business or financial condition or prospects of the Borrower.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken or proposes to take with respect thereto.

          7.07  Hedging.  The Borrower shall at all times maintain Interest Rate
                -------
Protection Agreements, having a notional amount not less than 85% of the aggregate outstanding principal balance of all fixed-rate Mortgage Loans, with Morgan Stanley, Dean Witter, Discover & Co. or any affiliate, having terms with respect to protection against fluctuations in interest rates reasonably acceptable to the Lender. The Borrower shall deliver to the Lender monthly a written summary of the notional amount of all outstanding Interest Rate Protection Agreements.

          7.08  Reports.  The Borrower shall provide the Lender with a quarterly
                -------
report, which report shall include, among other items, a summary of the Borrower's delinquency and loss experience with respect to mortgage loans serviced by the Borrower, any Servicer or any designee of either, plus any such additional reports as the Lender may reasonably request with respect to the Borrower's or any Servicer's servicing portfolio or pending originations of mortgage loans and such additional information as is reasonably requested by the Lender.

          7.09  Underwriting Guidelines.  Without the prior written consent of
                -----------------------
the Lender, the Borrower shall not materially amend or otherwise materially modify the Underwriting Guidelines with respect to the Mortgage Loans.

          7.10  Transactions with Affiliates. The Borrower will not enter into
                ----------------------------
any transaction for an amount greater than $60,000, including without limitation any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate (except for (i) the acquisition of equity of stock, warrants of an Affiliate, or loans made to an Affiliate, in either case, in the ordinary course of business, and (ii) the purchase or sale of loans in the ordinary course of business which is a true sale and does not constitute a fraudulent conveyance) unless such transaction is (a) not otherwise expressly prohibited under this Loan Agreement, (b) in the ordinary course of the Borrower's business and (c) upon fair and reasonable terms no less favorable to the Borrower than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate, or make a payment that is not otherwise permitted by this Section 7.10 to any Affiliate.

          7.11  Limitation on Liens.  Immediately upon notice of a Lien or any
                -------------------
circumstance which could give rise to a Lien on the Collateral, the Borrower will defend the Collateral against, and will take such other action as is necessary to remove, any Lien, security interest or claim on or to the

Collateral, other than the security interests created under this Loan Agreement, and the Borrower will defend the right, title and interest of the Lenders in and to any of the Collateral against the claims and demands of all persons whomsoever.

          7.12  Limitation on Distributions.  After the occurrence and during
                ---------------------------
the continuation of any Event of Default, the Borrower shall not make any payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity or partnership interest of the Borrower, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower.

          7.13  Maintenance of Profitability.  The Borrower shall not permit,
                ----------------------------
for any period of three consecutive fiscal quarters (each such period, a "Test
                                                                          ----
Period"), Net Income for such Test Period, before income taxes for such Test
------
Period and distributions made during such Test Period, to be less than $1.00.

          7.14  Servicing Tape.  The Borrower shall provide to the Lender
                --------------
(electronically in a format mutually acceptable to Lender and Borrower) on a monthly basis a report containing servicing information, including without limitation those fields specified by the Lender from time to time, on a loan-by-loan basis and in the aggregate, with respect to the Mortgage Loans serviced hereunder by the Borrower or any Servicer.

          7.15  Continuing Representations.  The Borrower covenants that from
                --------------------------
the Effective Date until the Termination Date that each of the representations and warranties set form in Sections 6.01, 6.02, 6.03, 6.05, and 6.07 shall continue to be true and correct in all material respects.

          7.16  Maintenance of Tangible Net Worth.  Prior to the initial public
                ---------------------------------
offering contemplated in connection with the merger more fully described on Exhibit K hereto, the Borrower shall not permit Tangible Net Worth at any time
---------
to be less than $25,000,000, and subsequent to such merger, the Borrower shall not permit Tangible Net Worth at any time to be less than $75,000,000.

          7.17  Maintenance of Ratio of Total Indebtedness to Tangible Net
                ----------------------------------------------------------
Worth.  The Borrower shall not permit the ratio of Total Indebtedness to
-----
Tangible Net Worth at any time to be greater than 30:1; provided that following the consummation of the contemplated merger with Franchise Mortgage Acceptance Corporation described in Exhibit K hereto, the Borrower shall not permit the
                         ---------
ratio of Total Indebtedness to Tangible Net Worth at any time to be greater than 15:1.

          Section 8.  Events of Default.  Each of the following events shall
                      -----------------
constitute an event of default (an "Event of Default") hereunder:
                                    ----------------

          (a) the Borrower shall default in the payment of any principal of or interest on any Loan when due (whether at stated maturity, upon acceleration or at mandatory or optional prepayment); or

          (b) the Borrower shall default in the payment of any other amount payable by it hereunder or under any other Loan Document after notification by the Lender of such default, and such default shall have continued unremedied for five Business Days; or

          (c) any representation, warranty or certification made or deemed made herein or in any other Loan Document by the Borrower or any certificate furnished to the Lender pursuant to the provisions hereof or thereof shall prove to have been false or misleading in any material respect as of the time made or furnished (other than the representations and warranties set forth in Schedule 1, which shall be considered solely for the purpose of determining the Collateral Value of the Mortgage Loans; unless the Borrower shall have made any such representations and warranties with knowledge that they were materially false or misleading at the time made); or

          (d) (i) the Borrower shall fail to comply with the requirements of any of Section 7.03(a), Section 7.03(e) (but only if such failure would be reasonably likely to have a Material Adverse Effect), Section 7.04, Section 7.05, Section 7.06, or any of Sections 7.09 through 7.13 or any of Sections
     7.15 through 7.17 hereof; or

          (ii) the Borrower shall otherwise fail to comply with the requirements of Section 7.03(d) or 7.03(f) hereof and such default shall continue unremedied for a period of five Business Days; or

          (iii) the Borrower shall otherwise fail to comply with the requirements of Section 7.14 hereof and such default shall continue unremedied for a period of five Business Days following notice thereof; or

          (iv)  the Borrower shall fail to comply with the requirements of
     Section 7.03(e) hereof (if such failure would not be likely to have a Material Adverse Effect), and such default shall continue unremedied for a period of seven Business Days following notice thereof; or

          (v)   the Borrower shall fail to comply with the requirements of
     Section 7.03(c) hereof and such default shall continue unremedied for a period of fifteen Business Days following notice thereof; or

          (vi) the Borrower shall fail to observe or perform any other covenant or agreement contained in this Loan Agreement or any other Loan Document and such failure to observe or perform shall continue unremedied for a period of seven Business Days; or

          (e) a final judgment or judgments for the payment of money in excess of $500,000 in the aggregate shall be rendered against the Borrower or any of its Subsidiaries by one or more courts, administrative tribunals or other bodies having jurisdiction and the same shall not be discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof, and the Borrower or any such Subsidiary shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed or bonded, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

          (f) the Borrower shall admit in writing its inability to pay its debts as such debts become due; or

          (g) the Borrower or any of its Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator or the like of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (vi) take any corporate or other action for the purpose of effecting any of the foregoing; or

          (h) a proceeding or case shall be commenced, without the application or consent of the Borrower or any of its Subsidiaries, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner, liquidator or the like of the Borrower or any such Subsidiary or of all or any substantial part of its property, or (iii) similar relief in respect of the Borrower or any such Subsidiary under any law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against the Borrower or any such Subsidiary shall be entered in an involuntary case under the Bankruptcy Code; or

          (i) the Custodial Agreement or any Loan Document shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by the Borrower; or

          (j) the Borrower shall grant, or suffer to exist, any Lien on any Collateral except the Liens contemplated hereby; or the Liens contemplated hereby shall cease to be first priority perfected Liens on the Collateral in favor of the Lender or shall be Liens in favor of any Person other than the Lender; or

          (k) any Material Adverse Effect shall occur.

          Section 9.  Remedies Upon Default.
                      ---------------------

          (a) Upon the occurrence of one or more Events of Default other than those referred to in Section 8(g) or (h), the Lender may immediately declare the principal amount of the Loans then outstanding under the Note to be immediately due and payable, together with all interest thereon and fees and expenses accruing under this Loan Agreement. Upon the occurrence of an Event of Default referred to in Sections 8(g) or (h), such amounts shall immediately and automatically become due and payable without any further action by any Person. Upon such declaration or such automatic acceleration, the balance then outstanding on the Note shall become immediately due and payable, without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

          (b) Upon the occurrence of one or more Events of Default, the Lender shall have the right to obtain physical possession of the Servicing Records and all other files of the Borrower relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come in to the possession of the Borrower or any third party acting for the Borrower and the Borrower shall deliver to the Lender such assignments as the Lender shall request and the Lender shall have the right to appoint any Person to act as Servicer for the Mortgage Loans. The Lender shall be entitled to specific performance of all agreements of the Borrower contained in this Loan Agreement.

          Section 10.  No Duty of Lender.  The powers conferred on the Lender
                       -----------------
hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.

          Section 11.  Miscellaneous.
                       -------------

          11.01  Waiver.  No failure on the part of the Lender to exercise and
                 ------
no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          11.02  Notices.  Except as otherwise expressly permitted by this Loan
                 -------
Agreement, all notices, requests and other communications provided for herein and under the Custodial Agreement (including without limitation any modifications of, or waivers, requests or consents under, this Loan Agreement) shall be given or made in writing (including without limitation by telex or telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or thereof); or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. Except as otherwise provided in this Loan Agreement and except for notices given under Section 2 (which shall be effective only on receipt), all such communications shall be deemed to have been duly given when transmitted by telex or telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          11.03  Indemnification and Expenses.
                 ----------------------------

          (a) The Borrower agrees to hold the Lender harmless from and indemnify the Lender against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against the Lender, excluding the Lender's ordinary costs of doing business in the ordinary course, including the interest costs of obtaining funds to lend, internal overhead, and taxes on income (collectively, the "Costs") relating to
                                                           -----
or arising out of this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, that, in each case, results from anything other than the Lender's gross negligence or willful misconduct. The Lender agrees to use reasonable efforts to mitigate such Costs. Without limiting the generality of the foregoing, the Borrower agrees to hold the Lender harmless from and indemnify the Lender against all Costs with respect to all Mortgage Loans relating to or arising out of any breach, violation or alleged breach or violation of any Environmental Laws, consumer credit laws, including without limitation the Truth in Lending Act and/or the Real Estate Settlement Procedures Act. In any suit, proceeding or action brought by the Lender in connection with any Mortgage Loan for any sum owing thereunder, or to enforce any provisions of any Mortgage Loan, the Borrower will save, indemnify and hold the Lender harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Borrower. The Borrower also agrees to reimburse the Lender as and when billed by the Lender for all the Lender's costs and expenses incurred in connection with the enforcement or the preservation of the Lender's rights under this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby following the occurrence of a Default, including without limitation the reasonable fees and disbursements of its counsel. The Borrower hereby acknowledges that, notwithstanding the fact that the Note is secured by the Collateral, the obligation of the Borrower under the Note is a recourse obligation of the Borrower; provided, that in no event shall there be recourse to the officers, directors, shareholders, members and/or managers of the Borrower, except for fraud or willful misconduct or its or their part.

          (b) The Borrower agrees to pay as and when billed by the Lender all of the out-of-pocket costs and expenses incurred by the Lender in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Loan Agreement, the Note, any other Loan Document or any other documents prepared in connection herewith or therewith. The Borrower agrees to pay as and when billed by the Lender all of the out-of-pocket costs and expenses incurred in connection with the consummation and administration of the transactions contemplated hereby and thereby including without limitation
(i) all the reasonable fees, disbursements and expenses of counsel to the Lender and (iii) all custodial expenses (except as otherwise provided in the Custodial Agreement).

          11.04  Amendments.  Except as otherwise expressly provided in this
                 ----------
Loan Agreement, any provision of this Loan Agreement may be modified or supplemented only by an instrument in writing signed by the Borrower and the Lender and any provision of this Loan Agreement may be waived by the Lender.

          11.05  Successors and Assigns.  This Loan Agreement shall be binding
                 ----------------------
upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Lender shall not assign the Loans made hereunder or this Loan Agreement to any party without the prior written consent of the Borrower, which consent shall not be unreasonably withheld or delayed.

          11.06  Survival.  The obligations of the Borrower under Sections 3.03
                 --------
and 11.03 hereof shall survive the repayment of the Loans and the termination of this Loan Agreement. In addition, each representation and warranty made or deemed to be made by a request for a borrowing, herein or pursuant hereto shall survive the making of such representation and warranty, and the Lender shall not be deemed to have waived, by reason of making any Loan, any Default that may arise because any such representation or warranty shall have proved to be false or misleading, notwithstanding that the Lender may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Loan was made.

          11.07  Captions.  The table of contents and captions and section
                 --------
headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Loan Agreement.

          11.08  Counterparts.  This Loan Agreement may be executed in any
                 ------------
number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Loan Agreement by signing any such counterpart.

          11.09  Loan Agreement Constitutes Security Agreement; Governing Law.
                 ------------------------------------------------------------
This Loan Agreement shall be governed by New York law without reference to choice of law doctrine, and shall constitute a security agreement within the meaning of the Uniform Commercial Code.

          11.10  SUBMISSION TO JURISDICTION; WAIVERS.  THE BORROWER HEREBY
                 -----------------------------------
IRREVOCABLY AND UNCONDITIONALLY:

          (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LOAN AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

          (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

          (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED; AND

          (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

          11.11  WAIVER OF JURY TRIAL.  EACH OF THE BORROWER AND THE LENDER
                 --------------------
HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS LOAN AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          11.12  Acknowledgments.  The Borrower hereby acknowledges that:
                 ---------------

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Loan Agreement, the Note and the other Loan Documents;

          (b) the Lender has no fiduciary relationship to the Borrower, and the relationship between the Borrower and the Lender is solely that of debtor and creditor; and

          (c) no joint venture exists between the Lender and the Borrower.

          11.13  Hypothecation or Pledge of Loans.  The Lender shall have free
                 --------------------------------
and unrestricted use of all Collateral and nothing in this Loan Agreement shall preclude the Lender from engaging in repurchase transactions with the Collateral or otherwise pledging, repledging, transferring, hypothecating, or rehypothecating the Collateral; provided that the Lender shall comply with its obligations to the Borrower with respect to the Collateral otherwise set forth in this Loan Agreement including, but not limited to, Section 2.08 and 2.09 hereto. Nothing contained in this Loan Agreement shall obligate the Lender to segregate any Collateral delivered to the Lender by the Borrower.

          11.14  Servicing.
                 ---------

          (a) The Borrower covenants to maintain or cause the servicing of the Mortgage Loans to be maintained in conformity with accepted and prudent servicing practices in the industry for the same type of mortgage loans as the Mortgage Loans and in a manner at least equal in quality to the servicing the Borrower provides for mortgage loans which it owns. In the event that the preceding language is interpreted as constituting one or more servicing contracts, each such servicing contract shall terminate automatically upon the earliest of (i) an Event of Default, (ii) the date on which all the Secured Obligations have been paid in full or (iii) the transfer of servicing approved by the Borrower.

          (b) All remittances from the Servicer under the Servicing Agreement, so long as the Lender shall not have notified the Servicer and the Borrower that a Default or an Event of Default has occurred and is continuing (in which event the Lender shall be entitled to apply such amounts as the Lender may determine in its sole discretion), shall be applied by the Lender on each Payment Date in the following order of priority:

               (1)  to the payment of the Servicer's servicing fee;

               (2) to the payment of interest due and payable on the Loans on such Payment Date;

               (3) to the payment of any other Secured Obligations then due and payable; and

               (4) to the extent any amounts remain, to the Borrower or such other Person as is entitled to receive the same.

          (c) If the Mortgage Loans are serviced by the Borrower, (i) the Borrower agrees that the Lender is the collateral assignee of all servicing records, including but not limited to any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of Mortgage Loans (the "Servicing Records"), and (ii)
                                                 -----------------
the Borrower grants the Lender a security interest in all servicing fees and rights relating to the Mortgage Loans and all Servicing Records to secure the obligation of the Borrower or its designee to service in conformity with this Section and any other obligation of the Borrower to the Lender. The Borrower covenants to safeguard such Servicing Records and to deliver them promptly to the Lender or its designee (including the Custodian) at the Lender's request following a Default.

          (d) If the Mortgage Loans are serviced by a third party servicer (such third party servicer, the "Servicer"), the Borrower (i) shall provide a copy of
                           --------
the servicing agreement to the

Lender, which shall be in form and substance acceptable to the Lender (the "Servicing Agreement"); and (ii) hereby irrevocably assigns to the
 -------------------
Lender and the Lender's successors and assigns all right, title, interest of the Borrower in, to and under, and the benefits of, any Servicing Agreement with respect to the Mortgage Loans.

          (e) If the servicer of the Mortgage Loans is the Borrower or the Servicer is an Affiliate of the Borrower, the Borrower shall provide to the Lender a letter from the Borrower or the Servicer, as the case may be, to the effect that upon the occurrence of an Event of Default, the Lender may terminate any Servicing Agreement and transfer servicing to its designee, at no cost or expense to the Lender, it being agreed that the Borrower will pay any and all fees required to terminate the Servicing Agreement and to effectuate the transfer of servicing to the designee of the Lender.

          (f) After the Funding Date, until the pledge of any Mortgage Loan is relinquished by the Custodian, the Borrower will have no right to modify or alter the terms of such Mortgage Loan and the Borrower will have no obligation or right to repossess such Mortgage Loan or substitute another Mortgage Loan, except as provided in the Custodial Agreement.

          (g) In the event the Borrower or its Affiliate is servicing the Mortgage Loans, the Borrower shall permit the Lender to inspect the Borrower's or its Affiliate's servicing facilities, as the case may be, for the purpose of satisfying the Lender that the Borrower or its Affiliate, as the case may be, has the ability to service the Mortgage Loans as provided in this Loan Agreement.

          11.15  Periodic Due Diligence Review.
                 -----------------------------

          (a) The Borrower acknowledges that the Lender has the right to perform continuing due diligence reviews with respect to the Mortgage Loans, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and the Borrower agrees that upon reasonable (but no less than five (1) Business Day's) prior notice unless an Event of Default shall have occurred and is continuing, in which case no notice is required, to the Borrower, the Lender or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Mortgage Files and any and all documents, records, agreements, instruments or information relating to such Mortgage Loans in the possession or under the control of the Borrower and/or the Custodian. The Borrower also shall make available to the Lender a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Mortgage Files and the Mortgage Loans. Without limiting the generality of the foregoing, the Borrower acknowledges that the Lender may make Loans to the Borrower based solely upon the information provided by the Borrower to the Lender in the Mortgage Loan Medium and the representations, warranties and covenants contained herein, and that the Lender, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Mortgage Loans securing such Loan, including without limitation ordering new credit reports and new appraisals on the related Mortgaged Properties and otherwise re-generating the information used to originate such Mortgage Loan. The Lender may underwrite such Mortgage Loans itself or engage a mutually agreed upon third party underwriter to perform such underwriting.

          (b) At least (i) five (5) Business Days in the case of any Funding Date to occur within 30 days following the Effective Date or (ii) three (3) Business Days for any other Funding Date, before each such Funding Date, the Borrower shall either, as specified by the Lender, deliver to the Lender, or its designee, in escrow, or make available, or cause to be made available, for examination during normal business hours, copies of all credit files, underwriting documentation, third party reports and Summary Credit Files on such Funding Date. The fact that the Lender has conducted or has failed to conduct any partial or complete examination of the credit files, underwriting documentation, third party reports or Mortgage Files shall not affect the Lender's right and obligations hereunder; provided however that by making a Loan pursuant to the terms hereof, unless otherwise set forth in writing prior to such Loan, the Lender shall be deemed to have approved any exception to the Underwriting Guidelines or the representations and warranties set forth on Schedule 1 hereto that are specified in the related Request for Borrowing.

          (c) The Borrower agrees to cooperate with the Lender and any third party underwriter in connection with such underwriting, including, but not limited to, providing the Lender and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Mortgage Loans in the possession, or under the control, of the Borrower. The Lender further agrees that the Lender shall pay for any and all out-of-pocket costs and expenses incurred by the Lender in connection with the Lender's activities pursuant to this Section 11.15 ("Due Diligence Costs"); provided
                                            -------------------
that, in the event that a Default or an Event of Default shall have occurred, the Borrower shall reimburse the Lender for all Due Diligence Costs.

          (d) The Lender shall give written notice to the Borrower upon the completion of its examination of a Summary Credit File for which it intends to make a Loan by transmitting a Summary Credit File Review Confirmation, substantially in the form of Exhibit I hereto, by facsimile to Pierrette Newman,
                             ---------
or such other person designated by the Borrower, at (203) 622-1984; provided, however, that any notice given pursuant to this Section 11.15(d) shall in no way be deemed (i) to be an approval by the Lender to any exception to the Underwriting Guidelines or the representations and warranties set forth on
Schedule 1 hereto that are not specified in the related Request for Borrowing,
(ii) to be a waiver of any rights the Lender may have under this Agreement, including, without limitation, the right to determine Market Value of the related Mortgage Loan at that time or any future time or (iii) to be a waiver of any eligibility criteria for the related Mortgage Loan pursuant to other eligibility criteria as set forth in this Agreement.

                           [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered as of the day and year first above written.

                              BORROWER
                              --------

                              FRANCHISE MORTGAGE ACCEPTANCE COMPANY LLC


                              By_________________________________
                               Title:

                              Address for Notices:
                              -------------------

                              2049 Century Park East
                              Suite 350
                              Los Angeles, California 90067

                              Attention:  Raedelle Walker
                              Telecopier No.:  (310) 785-1674
                              Telephone No.:  (310) 229-2619


                              5 Greenwich Office Park
                              Greenwich, Connecticut 06831

                              Attention:  Mr. John Rinaldi
                              Telecopier No.:  (203) 622-1984
                              Telephone No.:  (203) 863-7100

                              LENDER
                              ------

                              MORGAN STANLEY ASSET FUNDING INC.


                              By_________________________________
                               Title:

                              Address for Notices:
                              -------------------

                              1585 Broadway
                              New York, New York  10036
                              Attention:  Mr. Peter Mozer
                              Telecopier No.: 212-761-0570
                              Telephone No.:  212-761-2408

                                                                      SCHEDULE 1

               REPRESENTATIONS AND WARRANTIES RE: MORTGAGE LOANS

                                 Schedule 1-1

                                                                      SCHEDULE 2
                       FILING JURISDICTIONS AND OFFICES


                       Secretary of State of Connecticut
                       Secretary of State of California

                                                                      SCHEDULE 3

              LIST OF APPROVED CONCEPTS AS OF THE EFFECTIVE DATE

                                                                       EXHIBIT A
                                                                       ---------

                           [FORM OF PROMISSORY NOTE]


$200,000,000.00                                               September 30, 1997
                                                              New York, New York

          FOR VALUE RECEIVED, FRANCHISE MORTGAGE ACCEPTANCE COMPANY LLC, a limited liability company (the "Borrower"), hereby promises to pay to the order
                                --------
of MORGAN STANLEY ASSET FUNDING INC. (the "Lender"), at the principal office of
                                           ------
the Lender at 1585 Broadway, New York, New York, 10036, in lawful money of the United States, and in immediately available funds, the principal sum of TWO HUNDRED MILLION DOLLARS ($200,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower under the Loan Agreement), on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

          The date, amount and interest rate of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, that the failure of the Lender to make any such recordation
         --------
or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Loan Agreement or hereunder in respect of the Loans made by the Lender.

          This Note is the Note referred to in the Master Loan and Security Agreement dated as of September 30, 1997 (as amended, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement") between the
                                               --------------
Borrower and the Lender, and evidences Loans made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Loan Agreement.

          The Borrower agrees to pay all the Lender's costs of collection and enforcement (including reasonable attorneys' fees and disbursements of Lender's counsel) in respect of this Note when incurred, including, without limitation, reasonable attorneys' fees through appellate proceedings.

          Notwithstanding the pledge of the Collateral, the Borrower hereby acknowledges, admits and agrees that the Borrower's obligations under this Note are recourse obligations of the Borrower to which the Borrower pledges its full faith and credit provided, that in no event shall there be recourse to the officers, directors, shareholders, members and/or managers of the Borrower, except for fraud or willful misconduct or its or their part.

          The Borrower, and any indorsers or guarantors hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Note, (b) expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust the Lender's remedies against the Borrower or any other party liable hereon or against any Collateral for this Note. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of the Borrower, even if the Borrower is not a party to such agreement; provided,
                                                                 --------
however, that the Lender and the Borrower, by written agreement between
-------
them, may affect the liability of the Borrower.

          Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Reference is made to the Loan Agreement for provisions concerning optional and mandatory prepayments, Collateral, acceleration and other material terms affecting this Note.

          THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE) WHOSE LAWS THE BORROWER EXPRESSLY ELECTS TO APPLY TO THIS NOTE. THE BORROWER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF THIS NOTE MAY BE COMMENCED IN THE SUPREME COURT OF THE STATE OF NEW YORK, BOROUGH OF MANHATTAN, OR IN THE DISTRICT COURT OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK.

                              FRANCHISE MORTGAGE ACCEPTANCE COMPANY LLC

                              By: _______________________________
                                  Name:
                                  Title:

                               SCHEDULE OF LOANS

          This Note evidences Loans made under the within-described Loan Agreement to the Borrower, on the dates, in the principal amounts and bearing interest at the rates set forth below, and subject to the payments and prepayments of principal set forth below:


               PRINCIPAL AMOUNT    INTEREST   AMOUNT PAID   UNPAID PRINCIPAL    NOTATION
DATE MADE         OF LOAN            RATE     OR PREPAID         AMOUNT          MADE BY
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

                                                                       EXHIBIT B
                                                                       ---------
                         [FORM OF CUSTODIAL AGREEMENT]

                                 [to be added]

                                                                       EXHIBIT C
                                                                       ---------
                   [FORM OF OPINION OF COUNSEL TO BORROWER]


                                    (date)

Morgan Stanley Asset Funding Inc.
1585 Broadway
New York, New York  10036

Dear Sirs and Mesdames:

          You have requested [our] [my] opinion, as counsel to Franchise Mortgage Acceptance Company LLC, a limited liability company (the "Borrower"),
                                                                   --------
with respect to certain matters in connection with that certain Master Loan and Security Agreement, dated as of September 30, 1997 (the "Loan and Security
                                                         -----------------
Agreement"), by and between the Borrower and Morgan Stanley Asset Funding Inc.
---------
(the "Lender"), being executed contemporaneously with a Promissory Note dated
      ------
September 30, 1997 from the Borrower to the Lender (the "Note"), a Custodial
                                                         ----
Agreement, dated as of September 30, 1997 (the "Custodial Agreement"), by and
                                                -------------------
among the Borrower, LaSalle National Bank (the "Custodian"), and the Lender.
                                                ---------
Capitalized terms not otherwise defined herein have the meanings set forth in the Loan and Security Agreement.

          [We] [I] have examined the following documents:

          1.   the Loan and Security Agreement;

          2.   the Note;

          3.   Custodial Agreement;

          4.   unfiled copies of the financing statements listed on Schedule 1
                                                                    ----------
               (collectively, the "Financing Statements") naming the Borrower as
                                   --------------------
               Debtor and the Lender as Secured Party and describing the Collateral (as defined in the Loan and Security Agreement) as to which security interests may be perfected by filing under the Uniform Commercial Code of the States listed on Schedule 1 (the
                                                               ----------
               "Filing Collateral"), which I understand will be filed in the
               ------------------
               filing offices listed on Schedule 1 (the "Filing Offices");
                                        ----------       --------------

          5.   the reports listed on Schedule 2 as to UCC financing statements
                                     ----------
               (collectively, the "UCC Search Report"); and
                                   -----------------

          6. such other documents, records and papers as we have deemed necessary and relevant as a basis for this opinion.

          To the extent [we] [I] have deemed necessary and proper, [we] [I] have relied upon the representations and warranties of the Borrower contained in the Loan and Security Agreement. [We] [I] have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents.

          Based upon the foregoing, it is [our] [my] opinion that:

          1. The Borrower is a [________ limited liability company] duly organized, validly existing and in good standing under the laws of [state] and is qualified to transact business in, and is in good standing under, the laws of the state of [state].

          2. The Borrower has the [corporate] power to engage in the transactions contemplated by the Loan and Security Agreement, the Note, and the Custodial Agreement and all requisite [corporate] power, authority and legal right to execute and deliver the Loan and Security Agreement, the Note, and the Custodial Agreement and observe the terms and conditions of such instruments. The Borrower has all requisite [corporate] power to borrow under the Loan and Security Agreement and to grant a security interest in the Collateral pursuant to the Loan and Security Agreement.

          3. The execution, delivery and performance by the Borrower of the Loan and Security Agreement, the Note, and the Custodial Agreement, and the borrowings by the Borrower and the pledge of the Collateral under the Loan and Security Agreement have been duly authorized by all necessary corporate action on the part of the Borrower. Each of the Loan and Security Agreement, the Note and the Custodial Agreement have been executed and delivered by the Borrower and are legal, valid and binding agreements enforceable in accordance with their respective terms against the Borrower, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance, none of which will materially interfere with the realization of the benefits provided thereunder or with the Lender's security interest in the Mortgage Loans.

          4. No consent, approval, authorization or order of, and no filing or registration with, any court or governmental agency or regulatory body is required on the part of the Borrower for the execution, delivery or performance by the Borrower of the Loan and Security Agreement, the Note and the Custodial Agreement or for the borrowings by the Borrower under the Loan and Security Agreement or the granting of a security interest to the Lender in the Collateral, pursuant to the Loan and Security Agreement.

          5. The execution, delivery and performance by the Borrower of, and the consummation of the transactions contemplated by, the Loan and Security Agreement, the Note and the Custodial Agreement do not and will not (a) violate any provision of the Borrower's charter or by-laws, (b) violate any applicable law, rule or regulation, (c) violate any order, writ, injunction or decree of any court or governmental authority or agency or any arbitral award applicable to the Borrower of which I have knowledge (after due inquiry) or (d) result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of any indebtedness pursuant to the terms of, any agreement or instrument of which I have knowledge (after due inquiry) to which the Borrower is a party or by which it is bound or to which it is subject, or (except for the Liens created pursuant to the Loan and Security Agreement) result in the creation or imposition of any Lien upon any Property of the Borrower pursuant to the terms of any such agreement or instrument.

          6. There is no action, suit, proceeding or investigation pending or, to the best of [our] [my] knowledge, threatened against the Borrower which, in [our] [my] judgment, either in any one instance or in the aggregate, would be reasonably likely to result in any material adverse change in the properties, business or financial condition, or prospects of the Borrower or in any material impairment of the right or ability of the Borrower to carry on its business substantially as now conducted or in any material liability on the part of the Borrower or which would draw into question the validity of the Loan and Security Agreement, the Note, the Custodial Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be reasonably likely to impair materially the ability of the Borrower to perform under the terms of the Loan and Security Agreement, the Note, the Custodial Agreement or the Mortgage Loans.

          7. The Loan and Security Agreement is effective to create, in favor of the Lender, a valid security interest under the Uniform Commercial Code in all of the right, title and interest of the Borrower in, to and under the Collateral as collateral security for the payment of the Secured Obligations (as defined in the Loan and Security Agreement), except that (a) such security interests will continue in Collateral after its sale, exchange or other disposition only to the extent provided in Section 9-306 of the Uniform Commercial Code, (b) the security interests in Collateral in which the Borrower acquires rights after the commencement of a case under the Bankruptcy Code in respect of the Borrower may be limited by Section 552 of the Bankruptcy Code.

          8. When the Mortgage Notes are delivered to the Custodian, endorsed in blank by a duly authorized officer of the Borrower, the security interest referred to in paragraph 7 above in the Mortgage Notes will constitute a fully perfected first priority security interest in all right, title and interest of the Borrower therein, in the Mortgage Loan evidenced thereby and in the Borrower's interest in the related Mortgaged Property.

          9. (a) Upon the filing of financing statements on Form UCC-1 naming the Lender as "Secured Party" and the Borrower as "Debtor", and describing the Collateral, in the jurisdictions and recording offices listed on Schedule 1
                                                                 ----------
attached hereto, the security interests referred to in paragraph 8 above will constitute fully perfected security interests under the Uniform Commercial Code in all right, title and interest of the Borrower in, to and under such Collateral, which can be perfected by filing under the Uniform Commercial Code.

          (b) The UCC Search Report sets forth the proper filing offices and the proper debtors necessary to identify those Persons who have on file in the jurisdictions listed on Schedule 1 financing statements covering the Filing
                        ----------
Collateral as of the dates and times specified on Schedule 2.  Except for the
                                                  ----------
matters listed on Schedule 2, the UCC Search Report identifies no Person who has
                  ----------
filed in any Filing Office a financing statement describing the Filing Collateral prior to the effective dates of the UCC Search Report.

          10. The Assignments of Mortgage are in recordable form, except for the insertion of the name of the assignee, and upon the name of the assignee being inserted, are acceptable for recording under the laws of the state where each related Mortgaged Property is located.

                    Very truly yours,

                                   EXHIBIT D
                                   ---------

                         FORM OF REQUEST FOR BORROWING
                         -----------------------------

 Master Loan and Security Agreement, dated as of September 30, 1997 (the "Loan
                                                                          ----
and Security Agreement"), by and between the Borrower and Morgan Stanley Asset
----------------------
Funding Inc. (the "Lender"),
                   ------

Lender:               Morgan Stanley Asset Funding Inc.

Borrower:             Franchise Mortgage Acceptance Company LLC

Requested Fund Date:     ___________________________

Transmission Date:       ___________________________

Transmission Time:



Type of Funding:
(Wet or Dry)             ___________________________

Number of Mortgage
 Loans to be Pledged:    ___________________________

UPB:                    $___________________________

Requested Wire Amount:  $___________________________

Wire Instructions:







Requested by:

FRANCHISE MORTGAGE ACCEPTANCE COMPANY LLC

By:__________________________
     Name:
     Title:

                                                                     EXHIBIT E-1
                                                                     -----------
                       FORM OF BORROWER'S RELEASE LETTER

                                                    [Date]

Morgan Stanley Asset Funding Inc.
1585 Broadway
New York, New York  10036
Attention:  ____________________
Facsimile:  ____________________

     Re: Master Loan and Security Agreement, dated as of September 30, 1997 (the "Loan and Security Agreement"), by and between Franchise Mortgage
                ----------------------------
          Acceptance Company LLC (the "Borrower") and Morgan Stanley Asset
                                       --------
          Funding Inc. (the "Lender")
                             ------

Ladies and Gentlemen:

          With respect to the mortgage loans described in the attached Schedule
                                                                       --------
A (the "Mortgage Loans") we hereby certify to you that the Mortgage Loans are
-       --------------
not subject to a lien of any third party.

                                    Very truly yours,

                                    FRANCHISE MORTGAGE ACCEPTANCE
                                    COMPANY LLC


                                    By:  __________________________
                                    Name:  __________________________
                                    Title:  __________________________

                                     E-1-1

                                                                     EXHIBIT E-2
                                                                     -----------
                   FORM OF WAREHOUSE LENDER'S RELEASE LETTER


                                            (Date)


Morgan Stanley Asset Funding Inc.
1585 Broadway
New York, New York  10036
Attention: ________________
Facsimile: ________________

     Re:  Certain Mortgage Loans Identified on Schedule A hereto and owned by
                                               ----------
          Franchise Mortgage Acceptance Company LLC

          The undersigned hereby releases all right, interest, lien or claim of any kind with respect to the mortgage loan(s) described in the attached Schedule
                                                                        --------
A, such release to be effective automatically without any further action by any
-
party upon payment in one or more installments, in immediately available funds of $__________________, in accordance with the following wire instructions:

                            ________________________

                            ________________________

                                   Very truly yours,



                                      [WAREHOUSE LENDER]

                                   By:____________________________

                                   Name:__________________________

                                   Title:_________________________

                                     E-2-1

                                                                       EXHIBIT F
                                                                       ---------

                                  [RESERVED]

                                                                       EXHIBIT G
                                                                       ---------

                              SUMMARY CREDIT FILE


     1) The Borrower's credit write-up package with supporting financial analysis performed by the Borrower;

     2) To the extent available, the appraisal constructed by a approved third party entity. To the extent that this third party appraisal has not been completed, the Borrower's internal appraisal analysis may be substituted. However, the Lender reserves the right to review final third party appraisal upon completion;

     3) To the extent obtained by the Borrower, the executive summary of any engineering reports;

     4) To the extent obtained by the Borrower, the executive summary of any environmental reports such as VISTA or phase 1;

     5) With respect to Energy-Related Mortgage Loans, a copy of commitment to provide by environmental related insurance by a pre-approved insurer under a pre-approved policy; and

     6) Other information that Lender may reasonably request and is reasonably obtainable by the Borrower.

                                   EXHIBIT H
                                   ---------

                                  [RESERVED]

                                   EXHIBIT I
                                   ---------

                FORM OF SUMMARY CREDIT FILE REVIEW CONFIRMATION

          On this _____ day of _____________ 199_, Morgan Stanley Asset Funding Inc. (the "Lender"), under that certain Master Loan and Security Agreement,
           ------
dated as of September 30, 1997 (the "Loan and Security Agreement"), by and
                                     ---------------------------
between Franchise Mortgage Acceptance Company LLC (the "Borrower") and Lender,
                                                        --------
does hereby give notice to Borrower, pursuant to Section 11.15(d) of the Loan and Security Agreement, of the Lender's completion of its examination of the Summary Credit File attached as Exhibit A hereto.

          This notice shall in no way be deemed (i) to be an approval by the Lender to any exception to the Underwriting Guidelines or the representations and warranties set forth on Schedule 1 to the Loan and Security Agreement that are not specified in the related Request for Borrowing, (ii) to be a waiver of any rights the Lender may have under the Loan and Security Agreement, including, without limitation, the right to determine Market Value of the related Mortgage Loan at this time or any future time or (iii) to be a waiver of any eligibility criteria for the related Mortgage Loan pursuant to other eligibility criteria as set forth in the Loan and Security Agreement.

          Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan and Security Agreement.

          IN WITNESS WHEREOF, the Lender has caused this Summary Credit File Review Confirmation to be executed and delivered by its duly authorized officer as of the day and year first above written.

                                    MORGAN STANLEY ASSET FUNDING INC.

                                    By:___________________________
                                        Name:
                                        Title:

                                                                       EXHIBIT J

                           FORM OF BAILEE AGREEMENT
                           ------------------------




                               ___________, 199__


[NAME OF BAILEE]

[ADDRESS OF BAILEE]
Attention: ______________________

          Re:  Bailee Agreement (the "Bailee Agreement") in connection with the
                                      ----------------
               pledge of certain mortgage loans by Franchise Mortgage Acceptance Company LLC (the "Borrower") to Morgan Stanley Asset Funding Inc.
                                 --------
               (the "Lender")
                     ------

Gentlemen and Mesdames:

          In consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Lender and ________________________ (the "Bailee") hereby agree as follows:
 ------

          1. The Borrower shall deliver to the Bailee in connection with any Mortgage Loans delivered to the Bailee hereunder an Identification Certificate in the form of Exhibit A attached hereto to which shall be attached a Mortgage
               ---------
Loan Schedule identifying which Mortgage Loans are being delivered to the Bailee hereunder. Such Mortgage Loan Schedule shall contain the following fields of information: (a) the mortgage loan identifying number; (b) the mortgagor's name;
(c) the mortgaged property's street address, city, state and zip code; (d) the original balance; (e) the current principal balance; (f) the original mortgage interest rate; (g) the original term; (h) the remaining term; (i) insert a code indicating whether the Mortgage Loan is a C-Store Mortgage Loan, a Q-Store Mortgage Loan or a Golf Course Loan; (j) if such Mortgage Loan is a Franchisee Loan, list the Approved Concept; and (k) the date of the last payment made and the due date of such payment.

          2. On or prior to the date indicated on the Identification Certificate delivered by the Borrower (the "Funding Date"), the Borrower shall
                                            ------------
have delivered to the Bailee, as bailee for hire, the following original documents (collectively, the "Mortgage File") for each mortgage loan (the
                              -------------
"Mortgage Loans") listed in Exhibit A attached hereto (the "Mortgage Loan
---------------             ---------                       -------------
Schedule"):
--------

     (I) With respect to each Eligible Mortgage Loan:
         --------------------------------------------

         (a) The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _________ without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by
                                                             -------------
               an authorized Person (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form:
               "[Last Endorsee], formerly known as [previous name]").

         (b) The original of the guarantee executed in connection with the Mortgage Note (if any).

         (c) The original Mortgage with evidence of recording thereon, or a copy thereof together with an Officer's Certificate of the Borrower certifying that such represents a true and correct copy of the original and that such original has been submitted or promptly after closing will be submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

         (d) The originals of all assumption, modification, consolidation or extension agreements relating to the Mortgage with evidence of recording thereon, or copies thereof together with an Officer's Certificate of the Borrower certifying that such represent true and correct copies of the originals and that such originals have each been submitted or promptly after closing will be submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

         (e) The original Assignment of Mortgage in blank for each Mortgage Loan, in form and substance acceptable for recording and signed in the name of the Last Endorsee (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Mortgage Loan was acquired or originated while doing business under another name, the signature must be in the following form:
               "[Last Endorsee], formerly known as [previous name]").

         (f) The originals of all intervening assignments of mortgage with evidence of recording thereon, or copies thereof together with an Officer's Certificate of the Borrower certifying that such represent true and correct copies of the originals and that such originals have each been submitted or promptly after closing will be submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

         (g) The original attorney's opinion of title, if any, and abstract of title or the original mortgagee title insurance policy or title report, or open mortgage search, or if the original mortgagee title insurance policy has not been issued, the irrevocable commitment to issue the same.

         (h) The original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage Loan.

         (i) The original assignment of leases and rents, if any, with evidence of recording thereon, or a copy thereof together with an Officer's Certificate of the Borrower certifying that such copy represents a true and correct copy of the original that has been or will, on the Funding Date be submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

         (j) The original assignment of assignment of leases and rents (if applicable), if any, from the Borrower in blank, in form and substance acceptable for recording.

         (k) A copy of the UCC-1 Financing Statements, certified as true and correct by the Borrower, and all necessary UCC-3 Continuation Statements with evidence of filing thereon or copies thereof certified by the Borrower to have been sent or promptly after closing will be sent for filing, and UCC-3 Assignments executed by the Borrower in blank, which UCC-3 Assignments shall be in form and substance acceptable for filing.

         (l)   An environmental indemnity agreement (if any).

         (m) A general assignment of loan documents with the assignee in blank, assigning all of the Borrower's right, title and interest in the Mortgage Loan, including but not limited to, the Mortgage Note, the Mortgage, the Security Agreement, the Ground Lease (if any), and the franchise agreement, as applicable.

         (n) A disbursement letter from the Mortgagor to the original mortgagee (if any).

         (o)   Mortgagor's certificate or title affidavit (if any).

         (p)   A survey of the Mortgaged Property (if any).

         (q)   A copy of the Mortgagor's Opinion of Counsel (if any).

    (II) With respect to each Eligible Mortgage Loan which is a Franchisee Loan
         ----------------------------------------------------------------------
(as identified on the Mortgage Loan Schedule):
----------------------------------------------

         (a)   The documents listed in Section 2(I) above.

         (b) The franchise agreement (if any), certified by the Borrower as a true, correct and complete copy of the original.

provided, however, that as to certain Mortgages or assignments thereof which
--------  -------
have been delivered or are being delivered to recording offices for recording and have not been returned to the Borrower in time to permit their delivery hereunder at the time of such transfer, in lieu of delivering such original documents, the Borrower shall deliver to the Custodian a true copy thereof with a certification by the Borrower on the face of such copy substantially as follows: "certified true and correct copy of original which has been transmitted for recordation". The Borrower will deliver such original documents, together with any related policy of title insurance not previously delivered, on behalf of the Borrower to the Custodian promptly after they are received.

          3. The Bailee shall issue and deliver to the Lender and the Custodian prior to 11:00 a.m., New York City time, on the Funding Date by facsimile (i) in the name of the Lender, an initial trust receipt and certification in the form of Exhibit B hereto (the "Bailee Trust Receipt") which
                             ---------              --------------------
Bailee Trust Receipt shall state that the Bailee has received the documents comprising each Mortgage File as listed in Paragraph 2 hereof for each Mortgage Loan listed on the Mortgage Loan Schedule except for such documents listed on the Mortgage Loan Schedule and Exception report attached thereto and (ii) a copy of the executed document listed in Paragraph 2(I)(a) and a settlement statement for each related Mortgage Loan.

          For purposes of this Bailee Agreement:

          (a) the "Mortgage Loan Schedule and Exception Report" shall mean a
                   -------------------------------------------
list of Mortgage Loans delivered by the Bailee to the Lender on the Funding Date, reflecting the Mortgage Loans held by the Bailee for the benefit of the Lender, which includes a list of any Exceptions with respect to each Mortgage Loan listed thereon. Each Mortgage Loan Schedule and Exception Report shall set forth (a) the Mortgage Loans being pledged to the Lender on the Funding Date and held by the Bailee under this Bailee Agreement, and (b) all Exceptions with respect thereto, with any updates thereto from the time last delivered; and

          (b) an "Exception" shall mean, with respect to any Mortgage Loan, any
                  ---------
of the following: (i). the variances from the requirements of Section 1 hereof with respect to the Mortgage Files (giving effect to the Borrower's right to deliver certified copies in lieu of original documents in certain circumstances), and (ii) any Mortgage Loan with respect to which the Bailee receives written notice or has actual knowledge of a lien subject or security interest in favor of a person other than the Lender with respect to such Mortgage Loan.

          4. On the applicable Funding Date, in the event that the Lender fails to make a Loan to the Borrower secured by the Mortgage Loans identified in the related Identification Certificate, the Lender shall deliver by facsimile to
the Bailee at (   ) ____-______ to the attention of ______________ an
authorization (the "Facsimile Authorization") to release the Mortgage Files with
                    -----------------------
respect to the Mortgage Loans identified therein to the Borrower. Upon receipt of such Facsimile Authorization, the Bailee shall release the Mortgage Files to the Borrower in accordance with the Borrower's instructions.

          5. Following the Funding Date, the Bailee shall forward the Mortgage Files to U.S. Bank National Association d/b/a First Bank National Association, 180 East 5th Street, St. Paul, Minnesota 55101, Attention: Lynn Steiner (the "Custodian") by insured overnight courier for receipt by the Custodian no later
----------
than five (5) business days following the applicable Funding Date (the "Delivery
                                                                        --------
Date").
----

          6. From and after the applicable Funding Date until the time of receipt of the Facsimile Authorization or the applicable Delivery Date, as applicable, the Bailee (a) shall maintain continuous custody and control of the related Mortgage Files as bailee for the Lender and (b) is holding the related Mortgage Loans as sole and exclusive bailee for the Lender unless and until otherwise instructed in writing by the Lender.

          7. The Bailee and the Borrower each hereby represents, warrants and covenants that the Bailee is not an affiliate of or otherwise controlled by the Borrower.

          8. The agreement set forth in this Bailee Agreement letter may not be modified, amended or altered, except by written instrument, executed by all of the parties hereto.

          9. This Bailee Agreement may not be assigned by the Borrower or the Bailee without the prior written consent of the Lender.

          10. For the purpose of facilitating the execution of this Bailee Agreement letter as herein provided and for other purposes, this Bailee Agreement letter may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

          11. THIS BAILEE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.



                                    Very truly yours,

                                    FRANCHISE MORTGAGE ACCEPTANCE
                                    COMPANY LLC
                                    Borrower

                                    By:___________________________

                                    Name:_________________________

                                    Title:________________________


ACCEPTED AND AGREED:

______________________________,
Bailee

By:___________________________

Name:_________________________

Title:________________________

ACCEPTED AND AGREED:

MORGAN STANLEY ASSET FUNDING INC.,
Lender

By:___________________________

Name:_________________________

Title:________________________

                                   EXHIBIT A
                                   ---------

                           IDENTIFICATION CERTIFICATE

          On this _____ day of _____________ 199_, FRANCHISE MORTGAGE ACCEPTANCE COMPANY LLC (the "Borrower"), under that certain Bailee Agreement, dated as of
                  --------
_____________ __, 1997 (the "Bailee Agreement"), among the Borrower,
                             ----------------
________________, (the "Bailee"), and MORGAN STANLEY ASSET FUNDING INC., as
                        ------
Lender, does hereby instruct the Bailee to hold, in its capacity as Bailee, the Mortgage Files with respect to the Mortgage Loans listed on Attachment A hereto,
                                                            ------------
which Mortgage Loans shall be subject to the terms of the Bailee Agreement as of the date hereof.

          Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Bailee Agreement.

          IN WITNESS WHEREOF, the Borrower has caused this Identification Certificate to be executed and delivered by its duly authorized officer as of the day and year first above written.

                                    FRANCHISE MORTGAGE ACCEPTANCE
                                    COMPANY LLC

                                    By:___________________________
                                        Name:
                                        Title:

                                   EXHIBIT B
                                   ---------

                        TRUST RECEIPT AND CERTIFICATION

                                                                _________, 199__

Morgan Stanley Mortgage Capital Inc.
1585 Broadway
New York, New York  10036
Attention:  Mr. Peter Mozer

          Re:  Bailee Letter, dated as of ________, 199__ (the "Bailee
                                                                ------
               Agreement") among Franchise Mortgage Acceptance Company LLC (the
               ---------
               "Borrower"), Morgan Stanley Asset Funding Inc. (the "Lender") and
                --------                                            ------
               _______________ (the "Bailee")
                                     ------

Gentlemen and Mesdames:

          In accordance with the provisions of Paragraph 3 of the above-referenced Bailee Letter, the undersigned, as the Bailee, hereby certifies that as to each mortgage loan described in the mortgage loan schedule (Exhibit A), a
                                                                  ---------
copy of which is attached hereto, it has reviewed the Mortgage File and has determined that except as expressly set forth on Exhibit A (i) all documents
                                                 ---------
listed in Paragraph 2 of the Bailee Agreement are in its possession and (ii) such documents have been reviewed by it and appear regular on their face and relate to such mortgage loan, and (iii) based on its examination, the foregoing documents on their face satisfy the requirements set forth in Paragraph 2 of the Bailee Agreement.

          The Bailee hereby confirms that it is holding each such Mortgage File as agent and bailee for the exclusive use and benefit of the Lender pursuant to the terms of the Bailee Agreement.

          All initially capitalized terms used herein shall have the meanings ascribed to them in the above-referenced Bailee Agreement.

                              _____________________________
                              BAILEE


                              By:__________________________

                              Name:________________________

                              Title:_______________________

                                   EXHIBIT C
                                   ---------

                           FORM OF NOTICE OF PLEDGE

                                                                       EXHIBIT K
                                                                       ---------

                              THE REORGANIZATION

          In connection with the public offering of Franchise Mortgage Acceptance Company, the Borrower will merge into Franchise Mortgage Acceptance Company, a Delaware corporation which was incorporated in August 1997 for the purpose of succeeding to the business of the Borrower (the "Reorganization").
As a result of the Reorganization, Imperial Credit Industries, Inc., a California corporation will own 66.7%, and FLRT, Inc., a California corporation, will own 33.3%, respectively, of the outstanding shares of common stock of Franchise Mortgage Acceptance Company.

                                                                       EXHIBIT L
[CUSTODIAN]
[ADDRESS]
Attention:
Telecopier No.:
Telephone No.:

                  REQUEST FOR RELEASE - OVERCOLLATERALIZATION

          Re: Master Loan and Security Agreement, dated as of September 30, 1997. (the "Loan Agreement"), among Franchise Mortgage Acceptance
                           --------------
               Company LLC ("Borrower"), and Morgan Stanley Mortgage Capital
                             --------
               Inc. ("Lender").
                      ------

          Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed thereto in that certain Custodial Agreement dated as of September __, 1997, by and between Borrower, Lender and LaSalle National Bank ("Custodian") (the "Custodial Agreement") or, if not so defined therein,
       ---------         -------------------
then in the Loan Agreement.

          In connection with the administration of the Eligible Mortgage Loans held by you as the Custodian for the Lender, in accordance with Section 2.08 of the Loan Agreement we request the release of the Mortgage File for the Eligible Mortgage Loans described below in connection with the release of excess Collateral, as follows:

          Mortgagor's Name, Address and Zip
          Code:
                                                  __________________

          Eligible Mortgage Loan Number:
                                                  __________________

          Eligible Mortgage Loan to be
          released:
                                                 $__________________

          Borrowing Base, as reported
                                                 $__________________

          Unpaid Principal Balance of Eligible
          Mortgage Loans as of date hereof
                                                 $__________________



          This Request for Release - Overcollateralization is dated __________.

                                    Franchise Mortgage Acceptance Company LLC,
                                    Borrower


                                    By:____________________________
                                     Name:
                                     Title:

RELEASE CONSENTED TO:

Morgan Stanley Mortgage Capital Inc., as Lender

By:___________________________
   Name:
   Title:

Date:  _____________________

                                      -3-